UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21982
Guggenheim Strategic Opportunities Fund
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, 60606
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 827-0100
Date of fiscal year end:  May 31
Date of reporting period:  June 1, 2018 - May 31, 2019

Item 1.  Reports to Stockholders.
The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

5.31.2019

Guggenheim Funds Annual Report

Guggenheim Strategic Opportunities Fund

Beginning on January 1, 2021, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Fund's transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to "Communication Preferences" or call 1-866-488-3559.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GuggenheimInvestments.com

CEF-GOF-AR-0519

GUGGENHEIMINVESTMENTS.COM/GOF
... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/gof, you will find:
• Daily, weekly and monthly data on share prices, net asset values, distributions and more
• Portfolio overviews and performance analyses
• Announcements, press releases and special notices
• Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	May 31, 2019

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended May 31, 2019.
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2019, the Fund provided a total return based on market price of 4.94% and a total return based on NAV of 5.43%. As of May 31, 2019, the Fund’s market price of $19.96 represented a premium of 11.45% to its NAV of $17.91. NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.
From June 2018 through May 2019, the Fund paid a monthly distribution of $0.1821 per share. The latest distribution represents an annualized distribution rate of 10.95% based on the Fund’s closing market price of $19.96 on May 31, 2019. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(f) on page 57 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 93 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	May 31, 2019

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gof.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Strategic Opportunities Fund

June 30, 2019

4 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	May 31, 2019

Guggenheim Strategic Opportunities Fund (“Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Managing Director and Portfolio Manager; and Adam Bloch, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended May 31, 2019.
What is the Fund’s investment objective and how is it pursued?
The Fund seeks to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis.
The Fund seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund seeks to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior-equity securities (“Income Securities”) selected from a variety of credit qualities and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates, and other equity investments (“Common Equity Securities”), exposure to which is obtained primarily by investing in exchange-traded funds (“ETFs”) that Guggenheim believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. Guggenheim believes the volatility of the Fund can be reduced by diversifying across a large number of sectors and securities, some of which historically have not been highly correlated to one another.
Under normal market conditions:
•
The Fund may invest without limitation in fixed-income securities rated below investment grade (commonly referred to as “junk bonds”); the Fund may invest in below-investment grade income securities of any rating;

•
The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in fixed-income securities of issuers located in emerging markets;

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2019

•
The Fund may invest up to 50% of its total assets in common equity securities, and the Fund may invest in ETFs or other investment funds that track equity market indices and/or through derivative instruments that replicate the economic characteristics of exposure to Common Equity Securities; and

•
The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 30% of the Fund’s total assets may be invested in investment funds that are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

Guggenheim’s process for determining whether to buy a security is a collaborative effort between various groups including: (i) economic research, which focus on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices, (ii) the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, (iii) its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities, and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations. In managing the Fund, Guggenheim uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. Guggenheim also considers macroeconomic outlook and geopolitical issues.
The Fund may use financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

6 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2019

What were the significant events over the 12-month period ended May 31, 2019 affecting Guggenheim’s view of the economy and market environment?
The U.S. Federal Reserve (“Fed”) was on a preset path to continue tightening monetary policy into 2019 until a confluence of factors drove market weakness in the fourth quarter of 2018, including a bear market in oil, risks of higher import tariffs, regulator warnings about the excesses in corporate credit, and concerns about tighter monetary policy. Adding to the pile was a government shutdown that showed no sign of resolution heading into 2019. As these events exposed the dying tailwinds to growth, the market awoke to the fact that there may be too much leverage in the system to handle an unfavorable economic environment. Risk assets were punished, with equity indexes almost entering a bear market and credit spreads moving sharply wider. The Fed initially failed to reassure markets that it would stem a collapse in asset prices, but the market seems to have forced the Fed’s hand.
A dovish pivot by both the Fed and the European Central Bank to start 2019 alleviated the perceived risk that the central banks were headed for irreversible policy mistakes and may even support a rebound in economic growth in both regions later this year. In the 12 months ended May 31, 2019, the yield on the two-year Treasury fell 50 basis points, from 2.4% to 1.9% and the yield on the 10-year Treasury fell from 2.9% to 2.1%.
Growing uncertainty around import tariffs has weighed on consumers’ outlook for income, business, and labor market conditions and has caused growth projections to slow. Consequently, by May 2019 markets had priced in multiple rate cuts by the Fed in 2019 and through 2020, as the Fed has made extending the business cycle a priority. Investors may be tempted to go down in quality in anticipation of a Fed-induced rally in credit. However, history suggests that credit spreads tend to widen when the Fed is lowering interest rates. Our posture remains defensive in the face of likely rate cuts starting in July.
How did the Fund perform for the 12 months ended May 31, 2019?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2019, the Fund provided a total return based on market price of 4.94% and a total return based on NAV of 5.43%. As of May 31, 2019, the Fund’s market price of $19.96 represented a premium of 11.45% to its NAV of $17.91. NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of May 31, 2018, the Fund’s market price of $21.29 represented a premium of 11.35% to its NAV of $19.12. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2019

What were the Fund’s distributions?
From June 2018 through May 2019, the Fund paid a monthly distribution of $0.1821 per share. The latest distribution represents an annualized distribution rate of 10.95% based on the Fund’s closing market price of $19.96 on May 31, 2019. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(f) on page 57 for more information on distributions for the period.
For the year ended May 31, 2019, approximately 55.0% of the distributions were characterized as ordinary income, 3.4% were characterized as long-term capital gains and 41.6% were characterized as a return of capital. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these distributions for U.S. federal income tax purposes.
How did other markets perform in this environment for the 12-month period ended May 31, 2019?

Index	Total Return
Bloomberg Barclays U.S. Aggregate Bond Index	6.40%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index	3.72%
Bloomberg Barclays U.S. Corporate High Yield Index	5.51%
Credit Suisse Leveraged Loan Index	4.02%
ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index	5.60%
S&P 500 Index	3.78%

Discuss performance over the period.
During the period, the Fund saw positive performance primarily attributable to the portfolio’s carry, despite broadly wider spreads over the period. Carry refers to the income received from portfolio investments over a defined period. Carry from bank loans, high yield corporate bonds, and nonAgency residential mortgage backed securities (“non-Agency RMBS”) were the largest drivers of return.
We are cognizant of the growing risk of negative credit events related to the turn in the credit cycle. We remain focused on limiting spread duration to help protect against price volatility. Volatility spiked in the fourth quarter of 2018 amid risks of higher import tariffs, warnings about the excesses in corporate credit, and concerns about tighter monetary policy. The Fund has gradually pared back its allocation to credit and high yield in particular, while increasing allocation to higher quality investments.
Bank loans contributed to overall performance for the period primarily via carry, but technical dynamics have changed given the Fed’s pivot.

8 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2019

High yield corporate bonds made a round trip from late 2018 to early 2019, aided by the Fed’s dovish pivot in December and a benign default environment. We reduced our exposure though as uncertainty in later stages of the credit cycle has been accompanied by higher volatility in lower-quality assets. With spreads still near cycle tights, history suggests returns could be more tepid in the upcoming months, with risks skewed to the downside.
The Fund increased its allocation to non-Agency RMBS. We hold a constructive view on the sector as healthy housing fundamentals and improving borrower performance support the sector. Strong demand and muted new home construction have pushed inventories to historically low levels, in turn boosting home values. Against this backdrop, ongoing credit curing of legacy mortgage-backed securities borrowers should result in improved prepayments and loss rates on bonds.
Collateralized loan obligation (“CLO”) debt also added to the Fund’s return. Credit performance in underlying bank loans remains solid, though cyclical and idiosyncratic risk concerns are increasing.
Asset-backed securities (“ABS”) remained stable and performed well during the period, led by Aircraft ABS where spreads were largely unchanged.
The covered call allocation marginally detracted from total return over the 12-month period. The allocation was reduced in May in line with our broader plan to protect the portfolio and shareholders from future drawdowns.
What was the impact of derivatives on Fund performance?
The Fund uses derivatives for its covered call strategy and for various hedging purposes, such as currency forward contracts to fully hedge exchange rate risk in the purchase of government securities of foreign countries. It also uses them to obtain exposure to indexes that track various equity market sectors.
Index futures contributed to performance for the period. The covered call strategy detracted from performance during the period.
Currency forward contracts are used to fully hedge FX rate movement on non-USD denominated positions in the portfolio. The appreciation in foreign-denominated sovereign debt assets more than offset the cost of hedging these assets in U.S. dollar terms.
The Fund also purchased a credit hedge via credit default swaps in Q4 2018 to reduce portfolio spread duration and help protect shareholders from a drawdown. As spreads tightened in 2019, the credit hedge detracted from performance.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2019

Discuss the Fund’s approach to duration.
Although the Fund has no set policy regarding portfolio duration or maturity, the Fund maintained a generally low-duration at period’s end.
Discuss the Fund’s use of leverage.
In light of our defensive posturing, the Fund employed virtually no leverage over the period as the Fund started with leverage of 0.30% of managed assets (including the proceeds of leverage) at May 31, 2018 and ended with zero. The minimal use of leverage during this period had a negligible impact on the Fund’s return. The purpose of leverage (borrowing and reverse repurchase agreements) is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.
Guggenheim employs leverage through two vehicles: reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash which can be used for additional investments, and a committed financing facility through a leading financial institution.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

10 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2019

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.
The ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index is a subset of The ICE BofA/ML U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.
The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value. The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 11

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2019

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/gof for a detailed discussion of the Fund’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

12 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	May 31, 2019

Fund Statistics
Share Price	$19.96
Net Asset Value	$17.91
Premium to NAV	11.45%
Net Assets ($000)	$641,825

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2019

	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim Strategic Opportunities Fund
NAV	5.43%	13.02%	9.13%	15.68%
Market	4.94%	16.61%	9.99%	17.61%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Ten Largest Holdings	(% of Total Net Assets)
Government of Japan, 07/01/19	3.2%
Federative Republic of Brazil, 10/01/19	1.7%
Federative Republic of Brazil, 01/01/20	1.0%
Government of Japan, 07/08/19	0.9%
TSGE, 6.25%	0.8%
Lehman XS Trust Series, 2.61%	0.8%
LSTAR Securities Investment Trust, 4.19%	0.8%
Golub Capital Partners CLO Ltd., 4.67%	0.7%
AIM Aviation Finance Ltd., 5.07%	0.7%
Encore Capital Group, Inc., 5.63%	0.6%
Top Ten Total	11.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	May 31, 2019

Portfolio Breakdown	% of Net Assets
Investments
Senior Floating Rate Interests	36.1%
Asset-Backed Securities	18.2%
Corporate Bonds	15.3%
Collateralized Mortgage Obligations	12.5%
Foreign Government Debt	8.2%
U.S. Treasury Bills	4.2%
Money Market Fund	3.0%
Other	4.2%
Total Investments	101.7%
Corporate Bonds Sold Short	-0.6%
Call Options Written	0.0%*
Put Options Written	0.0%*
Other Assets & Liabilities, net	-1.1%
Net Assets	100.0%

Holdings diversification and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.
* Less than 0.1%.

14 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2019

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended May 31, 2019, 55.0% of the distributions were characterized as ordinary income, 3.4% of the distributions were categorized as long-term capital gains and 41.6% of the distributions were characterized as return of capital.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 15

FUND SUMMARY (Unaudited) continued	May 31, 2019

Portfolio Composition by Quality Rating1

% of Total
Rating	Investments
Investments
AAA	2.0%
AA	0.4%
A	3.3%
BBB	6.0%
BB	7.8%
B	17.6%
CCC	2.4%
CC	1.9%
D	0.1%
NR2	44.5%
Other Instruments
Other	14.0%
Total Investments:	100.0%

[1]
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

16 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS	May 31, 2019

	Shares	Value

COMMON STOCKS† – 0.4%
Utilities – 0.1%
TexGen Power LLC††	22,219	$ 870,252

Consumer, Non-cyclical – 0.1%
Chef Holdings, Inc.*,†††,1	4,789	602,648
Targus Group International Equity, Inc.†††,1,2	12,989	28,515
Total Consumer, Non-cyclical		631,163

Consumer, Cyclical – 0.1%
ATD New Holdings, Inc.*,††	13,571	434,272

Energy – 0.1%
SandRidge Energy, Inc.*,14	39,565	272,603
Approach Resources, Inc.*	14,929	3,192
Titan Energy LLC*,14	9,603	125
Total Energy		275,920

Communications – 0.0%
Cengage Learning Acquisitions, Inc.*,††	11,126	127,026

Technology – 0.0%
Qlik Technologies, Inc. – Class A*,†††,1	56	62,173
Qlik Technologies, Inc.*,†††,1	3,600	–
Qlik Technologies, Inc. – Class B*,†††,1	13,812	–
Total Technology		62,173

Industrial – 0.0%
BP Holdco LLC*,†††,1,2	55,076	19,447
Vector Phoenix Holdings, LP*,†††,1	55,076	4,609
Total Industrial		24,056
Total Common Stocks
(Cost $3,320,312)		2,424,862

PREFERRED STOCKS†† – 0.3%
Financial – 0.2%
Public Storage 5.40%[3]	41,000	1,048,370
AgriBank FCB 6.88%[3,5]	4,000	423,000
Total Financial		1,471,370

Industrial – 0.1%
Lytx Holdings, LLC 11.50%†††,1,3	559	559,157
Total Preferred Stocks
(Cost $1,902,157)		2,030,527

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Shares	Value

WARRANTS††† – 0.0%
Lytx, Inc.*,1	26	$ 131
Total Warrants
(Cost $–)		131

MONEY MARKET FUND† – 3.0%
Dreyfus Treasury Securities Cash Management – Institutional Shares 2.24%[6]	19,089,706	19,089,706
Total Money Market Fund
(Cost $19,089,706)		19,089,706

	Face
	Amount~

SENIOR FLOATING RATE INTERESTS††,4 – 36.1%
Industrial – 8.3%
Alion Science & Technology Corp.
6.94% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/19/21	3,341,940	3,346,117
Dynasty Acquisition Co.
6.60% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/06/26	3,000,000	3,004,679
Tronair Parent, Inc.
7.56% (1 Month USD LIBOR + 4.75% and 12 Month USD LIBOR + 4.75%,
Rate Floor: 5.75%) due 09/08/23	3,135,878	2,916,367
PT Intermediate Holdings III LLC
6.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/09/24	2,582,783	2,485,929
10.50% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 12/08/25	400,000	384,000
American Bath Group LLC
6.85% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 09/30/23	2,694,647	2,677,806
Capstone Logistics
6.94% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 10/07/21	2,613,814	2,592,041
ILPEA Parent, Inc.
7.19% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 03/02/23	2,548,726	2,529,610
WP CPP Holdings LLC
6.34% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%,
Rate Floor: 4.75%) due 04/30/25	2,368,100	2,366,134
STS Operating, Inc. (SunSource)
6.69% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	2,063,943	2,050,177
Tank Holdings Corp.
6.68% (1 Month USD LIBOR + 4.00%, 3 Month USD LIBOR + 4.00% and
12 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 03/26/26	2,000,000	2,003,500
Sundyne Us Purchaser, Inc.
6.44% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/15/26	2,000,000	1,995,000
II-VI Incorporated
due 05/07/26	2,000,000	1,983,760
Transcendia Holdings, Inc.
5.94% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/30/24	1,970,063	1,733,655
Bioplan / Arcade
7.19% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/23/21	1,862,931	1,730,197

See notes to financial statements.

18 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 – 36.1% (continued)
Industrial – 8.3% (continued)
Foundation Building Materials Holding Company LLC
5.44% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 08/13/25	1,745,625	$ 1,723,805
API Holdings III Corp.
6.70% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 05/11/26	1,600,000	1,594,000
National Technical
8.74% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 06/12/21†††,1	1,380,703	1,335,830
Avison Young (Canada), Inc.
7.54% (1 Month USD LIBOR + 5.00%, 3 Month USD LIBOR + 5.00% and
2 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 01/31/26	1,296,750	1,270,815
Charter Nex US, Inc.
5.94% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 05/16/24	1,200,000	1,195,800
Savage Enterprises LLC
6.97% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	1,140,750	1,143,602
Duran, Inc.
6.63% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 12/20/24	548,505	532,050
6.58% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 03/29/24	500,285	485,276
Bhi Investments LLC
11.63% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††,1	1,000,000	987,500
Diversitech Holdings, Inc.
10.10% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	1,000,000	977,500
Pelican Products, Inc.
5.97% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	992,500	972,650
Hillman Group, Inc.
6.44% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25	994,987	968,620
Arctic Long Carriers
6.93% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/18/23	982,500	950,569
ProAmpac PG Borrower LLC
11.02% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/18/24	1,000,000	942,500
YAK MAT (YAK ACCESS LLC)
12.44% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	1,000,000	862,500
Fortis Solutions Group LLC
6.93% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 12/15/23†††,1	585,904	585,904
6.95% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 12/15/23†††,1	241,045	241,045
SLR Consulting Ltd.
6.44% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††,1	793,980	775,342
6.43% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25†††,1	21,800	21,288
Thermon Group Holdings, Inc.
6.24% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/30/24	750,342	751,279
TAMKO Building Products, Inc.
due 05/31/26	750,000	746,250
Dimora Brands, Inc.
5.94% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 08/24/24	486,563	473,791
Hayward Industries, Inc.
5.94% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/05/24	295,987	288,588
Total Industrial		53,625,476

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 – 36.1% (continued)
Consumer, Cyclical – 7.7%
Accuride Corp.
7.85% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	3,394,063	$ 3,046,171
EG Finco Ltd.
6.60% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	2,772,006	2,718,867
8.75% (3 Month EURIBOR + 7.75%, Rate Floor: 8.75%) due 04/20/26	EUR 249,505	280,233
Titan AcquisitionCo New Zealand Ltd.
6.83% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 05/01/26	2,800,000	2,796,500
Big Jack Holdings LP
5.69% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 04/05/24	2,136,965	2,078,198
CH Holding Corp.
5.97% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/05/26	2,000,000	2,002,500
K & N Parent, Inc.
7.19% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/20/23	1,947,900	1,917,065
Boot Barn Holdings, Inc.
7.10% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/29/23	1,765,000	1,756,175
Midas Intermediate Holdco II LLC
5.35% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 08/18/21	1,783,028	1,729,538
BBB Industries, LLC
6.97% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	1,642,747	1,636,587
Blue Nile, Inc.
9.02% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	1,825,000	1,606,000
BGIS (BIFM CA Buyer, Inc.)
due 05/27/26	1,600,000	1,596,000
CPI Acquisition, Inc.
7.35% (3 Month USD LIBOR + 4.50%, Rate Floor: 6.50%) due 08/17/22	2,021,782	1,589,626
Touchtunes Interactive Network
7.19% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 05/28/21	1,561,797	1,548,131
Power Solutions (Panther)
5.93% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/30/26	1,550,000	1,537,414
1-800 Contacts
5.69% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 01/22/23	1,546,301	1,528,905
Comet Bidco Ltd.
7.52% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 09/30/24	1,485,038	1,462,762
EnTrans International, LLC
8.44% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	1,471,875	1,449,797
SHO Holding I Corp.
7.58% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/27/22	1,202,542	1,136,402
6.45% (2 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%,
Rate Floor: 4.00%) due 10/27/21†††,1	314,000	296,187
Zephyr Bidco Ltd.
8.23% (1 Month GBP LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	GBP 1,100,000	1,377,841
Alexander Mann
7.93% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 08/11/25	1,300,000	1,248,000
WESCO
6.68% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††,1	1,167,500	1,162,616

See notes to financial statements.

20 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 – 36.1% (continued)
Consumer, Cyclical – 7.7% (continued)
Apro LLC
6.43% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/08/24	1,160,000	$ 1,160,000
SMG US Midco 2, Inc.
5.44% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/23/25	990,000	980,407
9.44% (1 Month USD LIBOR + 7.00%, Rate Floor: 7.00%) due 01/23/26	125,000	126,250
AT Home Holding III
6.08% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/03/22	1,104,249	1,090,446
Galls LLC
8.73% (2 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/25†††,1	936,209	927,675
9.48% (1 Month USD LIBOR + 6.25% and Commercial Prime Lending Rate +
5.25%, Rate Floor: 7.25%) due 01/31/24†††,1	110,526	99,323
8.73% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/25†††,1	27,630	27,378
Cast & Crew Payroll LLC
6.44% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/09/26	1,000,000	1,004,750
IBC Capital Ltd.
6.36% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	990,000	975,150
Nellson Nutraceutical
6.85% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/21	822,489	764,914
Checkers Drive-In Restaurants, Inc.
6.78% (1 Month USD LIBOR + 4.25% and 3 Month USD LIBOR + 4.25%,
Rate Floor: 5.25%) due 04/25/24	1,007,991	745,913
Belk, Inc.
7.29% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/12/22	781,764	621,995
NES Global Talent
8.08% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23	622,159	619,048
Truck Hero, Inc.
6.19% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 04/22/24	649,436	616,964
Aimbridge Acquisition Co., Inc.
6.24% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/02/26	500,000	501,250
American Tire Distributors, Inc.
8.52% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	425,232	420,980
9.98% (1 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/01/24	83,280	78,342
Drive Chassis (DCLI)
10.83% (3 Month USD LIBOR + 8.25%, Rate Floor: 8.25%) due 04/10/26	500,000	480,000
Leslie’s Poolmart, Inc.
5.98% (2 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/16/23	463,627	449,222
Outcomes Group Holdings, Inc.
6.02% (1 Month USD LIBOR + 3.50% and 3 Month USD LIBOR + 3.50%,
Rate Floor: 3.50%) due 10/24/25	200,000	197,166
Argo Merchants
6.35% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 12/06/24	149,632	148,043
Petco Animal Supplies, Inc.
5.83% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 01/26/23	98,977	75,364
Total Consumer, Cyclical		49,612,095

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 – 36.1% (continued)
Technology – 7.5%
Cologix Holdings, Inc.
6.19% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 03/20/24	3,150,000	$ 3,001,950
11.50% (Commercial Prime Lending Rate + 6.00%, Rate Floor: 7.00%) due 03/20/25	750,000	719,535
Planview, Inc.
7.69% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††,1	1,965,000	1,965,000
12.19% (1 Month USD LIBOR + 9.75%, Rate Floor: 10.75%) due 07/27/23†††,1	900,000	908,604
TIBCO Software, Inc.
5.94% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/04/20	2,647,273	2,641,767
Nimbus Acquisitions Bidco Ltd.
7.25% (3 Month GBP LIBOR + 6.25%, Rate Floor: 7.25%) (in-kind rate was
1.00%) due 07/15/21†††,1,7	GBP 1,668,571	2,097,343
8.77% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) (in-kind rate was
1.00%) due 07/15/21†††,1,7	423,111	415,256
Datix Bidco Ltd.
7.12% (6 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/21/25†††,1	2,001,644	1,984,821
10.37% (6 Month USD LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††,1	300,111	297,364
GlobalFoundries, Inc.
due 05/22/26	2,250,000	2,227,500
LANDesk Group, Inc.
6.72% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 01/20/24	2,227,083	2,210,847
Ministry Brands LLC
6.44% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/02/22	2,184,786	2,173,862
Bullhorn, Inc.
9.27% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 11/21/22†††,1	1,757,639	1,750,043
9.28% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 11/21/22†††,1	420,976	419,157
EIG Investors Corp.
6.27% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%,
Rate Floor: 4.75%) due 02/09/23	2,076,450	2,067,625
Cvent, Inc.
6.19% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/29/24	1,980,000	1,956,082
Brave Parent Holdings, Inc.
6.58% (2 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%,
Rate Floor: 4.00%) due 04/18/25	1,885,750	1,885,750
Dun & Bradstreet
7.43% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 02/06/26	1,750,000	1,745,625
Park Place Technologies LLC
6.44% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 03/29/25	1,076,910	1,067,035
10.44% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 03/29/26	680,723	668,810
MRI Software LLC
7.94% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 06/30/23	1,493,378	1,478,445
8.10% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 06/30/23	20,444	20,240
7.93% (1 Month USD LIBOR + 5.50% and 3 Month USD LIBOR + 5.50%,
Rate Floor: 6.50%) due 06/30/23†††,1	14,000	13,095
24-7 Intouch, Inc.
6.69% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 08/25/25	1,492,500	1,417,875

See notes to financial statements.

22 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 – 36.1% (continued)
Technology – 7.5% (continued)
Refinitiv (Financial & Risk US Holdings, Inc.)
6.19% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/01/25	1,396,500	$ 1,360,498
Transact Holdings, Inc.
7.33% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26	1,350,000	1,343,250
Advanced Computer Software
7.22% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 05/31/24	1,319,458	1,316,713
Optiv, Inc.
5.69% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/01/24	1,261,706	1,171,809
Lytx, Inc.
9.19% (1 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 08/31/23†††,1	1,142,376	1,122,358
Project Boost Purchaser LLC
due 06/01/26	1,000,000	996,250
Project Accelerate Parent, LLC
6.70% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 01/02/25	990,000	990,000
Greenway Health LLC
6.35% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24	989,924	861,234
Aspect Software, Inc.
7.47% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	1,022,669	840,634
Informatica LLC
5.69% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 08/05/22	800,000	799,000
Jaggaer
6.44% (1 Month USD LIBOR + 4.00% and Commercial Prime Lending
Rate + 3.00%, Rate Floor: 5.00%) due 12/28/24	597,232	588,273
Ping Identity Corp.
6.19% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 01/24/25	496,250	494,389
Misys Ltd.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	397,869	389,235
Solera LLC
6.38% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 03/03/21†††,1	345,610	328,518
Peak 10 Holding Corp.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/01/24	247,487	228,307
Targus Group International, Inc.
due 05/24/16†††,1,2,12	155,450	—
Total Technology		47,964,099

Consumer, Non-cyclical – 4.8%
WIRB – Copernicus Group, Inc.
6.69% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 08/15/22	3,306,993	3,290,458
Springs Window Fashions
10.93% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	1,350,000	1,285,875
6.68% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/15/25	1,120,428	1,075,611
Endo Luxembourg Finance Co.
6.75% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	2,267,737	2,184,126
Civitas Solutions, Inc.
6.69% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 03/09/26	2,000,000	2,003,760

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 – 36.1% (continued)
Consumer, Non-cyclical – 4.8% (continued)
Immucor, Inc.
7.60% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 06/15/21	1,965,000	$ 1,955,175
PlayPower, Inc.
7.98% (3 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 05/08/26	1,850,000	1,852,313
Arctic Glacier Group Holdings, Inc.
5.94% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/20/24	1,772,602	1,762,268
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.97% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	1,636,495	1,618,084
MDVIP LLC
6.68% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 11/14/24	1,481,250	1,473,844
California Cryobank
6.60% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/06/25	1,443,872	1,436,653
Hearthside Group Holdings LLC
6.44% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25	1,446,375	1,426,487
BCPE Eagle Buyer LLC
6.69% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	1,471,477	1,416,297
Tecbid US, Inc.
6.85% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 07/25/24	988,890	986,418
Affordable Care Holding
7.23% (2 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/24/22	970,000	940,900
Give and Go Prepared Foods Corp.
6.85% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 07/29/23	827,400	756,037
CPI Holdco LLC
6.08% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/21/24	694,684	693,815
CTI Foods Holding Co. LLC
9.58% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 05/03/24	468,529	468,529
10.58% (3 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 05/03/24	190,901	181,356
Moran Foods LLC
8.60% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/05/23	1,197,449	621,177
Certara, Inc.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/15/24	616,132	612,281
Avantor, Inc.
6.19% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/21/24	519,053	518,835
Packaging Coordinators Midco, Inc.
6.61% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 06/30/23	507,580	506,311
Hoffmaster Group, Inc.
6.44% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/21/23	441,031	439,928
Kar Nut Products Company
6.93% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 03/31/23†††,1	374,907	371,913
Sierra Acquisition, Inc.
6.44% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/11/24	299,244	297,000
Affordable Care Holdings Corp.
7.23% (2 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/24/22	246,856	239,450

See notes to financial statements.

24 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 – 36.1% (continued)
Consumer, Non-cyclical – 4.8% (continued)
Diamond (BC) B.V.
5.58% (2 Month USD LIBOR + 3.00% and 3 Month USD LIBOR + 3.00%,
Rate Floor: 3.00%) due 09/06/24	249,369	$ 221,315
Acosta, Inc.
5.41% (1 Month USD LIBOR + 3.25% and Commercial Prime Lending
Rate + 2.25%, Rate Floor: 3.25%) due 09/26/19	419,974	173,504
Total Consumer, Non-cyclical		30,809,720

Basic Materials – 2.5%
ICP Industrial, Inc.
6.44% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/03/23	2,472,915	2,460,551
PetroChoice Holdings
7.58% (2 Month USD LIBOR + 5.00% and 3 Month USD LIBOR + 5.00%,
Rate Floor: 6.00%) due 08/19/22	2,035,017	2,022,298
American Rock Salt Company LLC
6.19% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/21/25	1,980,000	1,971,743
GrafTech Finance, Inc.
5.94% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	1,664,194	1,649,633
Niacet Corp.
6.94% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 02/01/24	1,612,827	1,604,763
Big River Steel LLC
7.60% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/23/23	1,539,842	1,541,767
US Salt LLC
7.19% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 01/16/26	1,000,000	997,500
LTI Holdings, Inc.
5.94% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/06/25	995,000	945,668
Niacet B.V.
5.50% (1 Month EURIBOR + 4.50%, Rate Floor: 5.50%) due 02/01/24	EUR 758,977	843,968
Pregis Holding I Corp.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/20/21	471,165	457,030
ASP Chromaflo Dutch I B.V.
6.69% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 11/20/23	452,222	449,396
Ranpak
9.69% (1 Month USD LIBOR + 7.25%, Rate Floor: 8.25%) due 10/03/22	417,407	414,277
ASP Chromaflo Intermediate Holdings, Inc.
6.69% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 11/20/23	347,778	345,604
Vectra Co.
5.69% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/08/25	149,623	142,984
PMHC II, Inc. (Prince)
6.15% (1 Month USD LIBOR + 3.50%, 12 Month USD LIBOR + 3.50% and
3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/29/25	98,000	89,425
Noranda Aluminum Acquisition Corp.
8.00% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.75%) due 02/28/19[12]	517,932	1,295
Total Basic Materials		15,937,902

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 – 36.1% (continued)
Communications – 2.1%
Trader Interactive
8.94% (1 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/17/24†††,1	2,725,034	$ 2,690,982
Conterra Ultra Broadband Holdings, Inc.
6.99% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/30/26	2,000,000	2,002,500
Houghton Mifflin Co.
5.44% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/28/21	2,011,062	1,923,923
Market Track LLC
6.69% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	2,112,375	1,922,261
Imagine Print Solutions LLC
7.19% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22	1,960,000	1,675,800
Flight Bidco, Inc.
9.94% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	1,300,000	1,277,250
5.94% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/23/25	350,000	345,040
Resource Label Group LLC
7.09% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/26/23	1,329,652	1,249,873
Mcgraw-Hill Global Education Holdings LLC
6.44% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	485,800	460,675
Cengage Learning Acquisitions, Inc.
6.68% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	189,419	180,117
Total Communications		13,728,421

Financial – 1.4%
Aretec Group, Inc.
6.69% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	1,695,750	1,666,074
Jefferies Finance LLC
due 05/21/26	1,550,000	1,546,606
StepStone Group LP
6.44% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 03/27/25	1,485,000	1,481,288
Virtu Financial, Inc.
6.13% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 03/01/26	1,450,000	1,450,450
Alliant Holdings Intermediate LLC
5.70% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25	1,000,000	985,830
due 05/09/25	100,000	97,325
Assetmark Financial Holdings, Inc.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/14/25	723,188	724,091
Jane Street Group LLC
5.44% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 08/25/22	500,000	497,500
Northstar Financial Services LLC
5.69% (1 Month USD LIBOR + 3.25% and 1 Month USD LIBOR + 3.50%,
Rate Floor: 4.00%) due 05/25/25	392,341	386,781
National Financial Partners Corp.
5.44% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/08/24	100,000	97,188
Total Financial		8,933,133

See notes to financial statements.

26 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 – 36.1% (continued)
Utilities – 1.0%
Oregon Clean Energy LLC
6.19% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/01/26	2,500,000	$ 2,500,000
Carroll County Energy LLC
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/16/26	1,600,000	1,608,000
Panda Power
9.10% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	1,462,846	1,323,876
EIF Channelview Cogeneration LLC
6.69% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 05/03/25	908,517	914,577
Total Utilities		6,346,453

Energy – 0.8%
Permian Production Partners LLC
8.43% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24	1,828,750	1,682,450
SeaPort Financing LLC
7.94% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25	1,496,250	1,481,287
Summit Midstream Partners, LP
8.44% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	1,202,220	1,190,197
Gavilan Resources LLC
8.43% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 03/01/24	990,000	733,838
Total Energy		5,087,772
Total Senior Floating Rate Interests
(Cost $237,008,051)		232,045,071

ASSET-BACKED SECURITIES†† – 18.2%
Collateralized Loan Obligations – 11.9%
Golub Capital Partners CLO Ltd.
2018-36A, 4.67% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 02/05/31[4,8]	5,000,000	4,612,574
2018-39A, 4.79% (3 Month USD LIBOR + 2.20%, Rate Floor: 2.20%) due 10/20/28[4,8]	2,500,000	2,459,882
2018-25A, 4.47% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 05/05/30[4,8]	2,500,000	2,437,104
2017-16A, 5.77% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 07/25/29[4,8]	1,500,000	1,457,758
Diamond CLO Ltd.
2018-1A, 6.29% (3 Month USD LIBOR + 3.70%, Rate Floor: 3.70%) due 07/22/30[4,8]	3,000,000	2,930,496
2018-1A, 5.19% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 07/22/30[4,8]	2,500,000	2,428,969
Mountain Hawk II CLO Ltd.
2018-2A, 4.94% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 07/20/24[4,8]	3,000,000	3,002,007
2013-2A, 5.74% (3 Month USD LIBOR + 3.15%, Rate Floor: 0.00%) due 07/22/24[4,8]	1,750,000	1,750,031
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 5.17% (3 Month USD LIBOR + 2.65%, Rate Floor: 0.00%) due 11/15/29[4,8]	4,000,000	3,868,758
Marathon CRE Ltd.
2018-FL1, 5.44% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/15/28[4,8]	3,000,000	3,006,070
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[8]	2,000,000	1,997,480
2015-1A, 7.50% due 11/12/30[9]	1,000,000	988,758
FDF II Ltd.
2016-2A, 7.70% due 05/12/31[9]	3,000,000	2,971,997

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

ASSET-BACKED SECURITIES†† – 18.2% (continued)
Collateralized Loan Obligations – 11.9% (continued)
Dryden 50 Senior Loan Fund
2017-50A, due 07/15/30[8,10]	3,555,000	$ 2,762,903
Denali Capital CLO XI Ltd.
2018-1A, 4.74% (3 Month USD LIBOR + 2.15%, Rate Floor: 0.00%) due 10/20/28[4,8]	2,400,000	2,399,805
DRSLF
due 01/15/31[10]	2,998,799	2,278,488
Newstar Commercial Loan Funding LLC
2017-1A, 7.73% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 03/20/27[4,8]	2,000,000	2,001,390
2017-1A, 6.13% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[4,8]	250,000	250,156
Avery Point VI CLO Ltd.
2018-6A, 4.57% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 08/05/27[4,8]	2,000,000	1,972,207
MP CLO VIII Ltd.
2018-2A, 4.48% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 10/28/27[4,8]	2,000,000	1,951,749
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 01/14/32[8,10]	2,600,000	1,889,698
TPG Real Estate Finance Issuer Ltd.
2018-FL1, 5.13% (1 Month USD LIBOR + 2.70%, Rate Floor: 2.70%) due 02/15/35[4,8]	1,800,000	1,806,791
Exantas Capital Corporation Ltd.
2018-RSO6, 4.93% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 06/15/35[4,8]	1,800,000	1,799,992
Hunt CRE Ltd.
2017-FL1, 5.74% (1 Month USD LIBOR + 3.30%, Rate Floor: 0.00%) due 08/15/34[4,8]	1,800,000	1,793,174
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[10]	2,399,940	1,765,507
Cent CLO 19 Ltd.
2013-19A, 5.88% (3 Month USD LIBOR + 3.30%, Rate Floor: 0.00%) due 10/29/25[4,8]	1,750,000	1,749,209
Treman Park CLO Ltd.
2015-1A, due 10/20/28[8,10]	2,000,000	1,738,434
Monroe Capital CLO Ltd.
2017-1A, 6.19% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[4,8]	1,750,000	1,709,321
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[8,10]	2,000,000	1,664,724
Voya CLO Ltd.
2013-1A, due 10/15/30[8,10]	3,000,000	1,601,949
Atlas Senior Loan Fund IX Ltd.
2018-9A, due 04/20/28[8,10,14]	2,600,000	1,387,493
Ladder Capital Commercial Mortgage Trust
2017-FL1, 6.03% (1 Month USD LIBOR + 3.60%, Rate Floor: 3.60%) due 09/15/34[4,8]	1,350,000	1,344,244
Babson CLO Ltd.
2014-IA, due 07/20/25[8,10]	3,000,000	984,747
2012-2A, due 05/15/23[8,10]	2,000,000	24,400
NewStar Clarendon Fund CLO LLC
2015-1A, 6.93% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%) due 01/25/27[4,8]	1,000,000	1,000,364
Marathon CLO V Ltd.
2013-5A, due 11/21/27[8,10]	3,566,667	996,295

See notes to financial statements.

28 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

ASSET-BACKED SECURITIES†† – 18.2% (continued)
Collateralized Loan Obligations – 11.9% (continued)
Jackson Mill CLO Ltd.
2018-1A, 4.45% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/15/27[4,8]	1,000,000	$ 980,588
KVK CLO Ltd.
2013-1A, due 01/14/28[8,10,14]	2,300,000	894,744
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[8,10]	1,500,000	845,671
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[8,10]	1,250,000	818,750
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[8,10]	1,050,000	797,790
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[8,10]	1,153,846	743,753
West CLO Ltd.
2013-1A, due 11/07/25[8,10]	1,350,000	274,077
Total Collateralized Loan Obligations		76,140,297

Transport-Aircraft – 3.6%
Apollo Aviation Securitization Equity Trust
2018-1A, 5.44% due 01/16/38[8]	2,631,919	2,697,965
2017-1A, 5.93% due 05/16/42[8]	2,605,706	2,693,664
2016-2, 7.87% due 11/15/41	1,032,075	1,032,751
2016-2, 5.93% due 11/15/41	560,230	565,338
2016-1A, 6.50% due 03/17/36[8,11]	525,934	538,849
AIM Aviation Finance Ltd.
2015-1A, 5.07% due 02/15/40[8]	4,207,595	4,255,386
AASET 2018-2 US Ltd.
2018-2A, 5.43% due 11/18/38[8]	2,862,614	2,919,641
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[8,11]	2,140,803	2,202,995
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[8]	1,679,411	1,710,417
Falcon Aerospace Limited
2017-1, 6.30% due 02/15/42[8]	1,640,899	1,697,255
Castlelake Aircraft Securitization Trust
due 12/31/30†††,1,17	3,054,105	1,137,663
Stripes Aircraft Ltd.
2013-1 A1, 5.94% due 03/20/23†††	1,131,999	1,109,449
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[9]	470,691	406,996
Airplanes Pass Through Trust
2001-1A, 3.01% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%)
due 03/15/19†††,4,9,12	6,677,317	129,373
Total Transport-Aircraft		23,097,742

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

ASSET-BACKED SECURITIES†† – 18.2% (continued)
Whole Business – 1.0%
TSGE
2017-1, 6.25% due 09/25/31†††,1	5,000,000	$ 5,196,757
Wingstop Funding LLC
2018-1, 4.97% due 12/05/48[8]	1,000,000	1,045,600
Total Whole Business		6,242,357

Collateralized Debt Obligations – 0.7%
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/30[8]	3,000,000	2,970,826
Anchorage Credit Funding 4 Ltd.
2016-4A, 5.50% due 02/15/35[8]	1,000,000	1,007,236
Highland Park CDO I Ltd.
2006-1A, 3.05% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[4,9,14]	297,271	294,263
Total Collateralized Debt Obligations		4,272,325

Insurance – 0.3%
LTCG Securitization Issuer LLC
2018-A, 4.59% due 06/15/48[8]	2,123,412	2,140,557

Infrastructure – 0.3%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 5.92% due 06/15/48[8]	1,981,666	1,971,287

Diversified Payment Rights – 0.2%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††,1	1,100,000	1,151,589

Financial – 0.1%
NCBJ
2015-1A, 5.88% due 07/08/22†††,1	1,023,953	1,031,244

Transport-Container – 0.1%
Global SC Finance II SRL
2013-1A, 2.98% due 04/17/28[8]	783,333	779,460
Total Asset-Backed Securities
(Cost $122,754,920)		116,826,858

CORPORATE BONDS†† – 15.3%
Financial – 5.6%
QBE Insurance Group Ltd.
7.50% due 11/24/43[5,8]	3,000,000	3,273,000
Bank of America Corp.
6.50%[3,5]	2,000,000	2,175,000
6.30%[3,5]	1,000,000	1,095,000
Springleaf Finance Corp.
7.13% due 03/15/26	1,550,000	1,625,097
6.13% due 03/15/24	1,500,000	1,556,250

See notes to financial statements.

30 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 15.3% (continued)
Financial – 5.6% (continued)
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49[14]	2,900,000	$ 3,078,664
American Equity Investment Life Holding Co.
5.00% due 06/15/27	2,950,000	2,990,621
Citizens Financial Group, Inc.
5.50%[3,5]	2,500,000	2,506,250
Macquarie Group Ltd.
5.03% due 01/15/30[5,8]	2,000,000	2,164,526
Assurant, Inc.
4.90% due 03/27/28	1,950,000	2,078,323
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[8]	1,928,096	2,058,971
CNB Financial Corp.
5.75% due 10/15/26[5,9]	2,000,000	2,037,860
Atlas Mara Ltd.
8.00% due 12/31/20	2,200,000	1,927,000
Hunt Companies, Inc.
6.25% due 02/15/26[8]	1,675,000	1,555,656
Newmark Group, Inc.
6.13% due 11/15/23	1,450,000	1,483,117
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[8]	1,500,000	1,470,000
GEO Group, Inc.
5.88% due 10/15/24	600,000	556,500
5.88% due 01/15/22	300,000	296,250
5.13% due 04/01/23	275,000	258,500
6.00% due 04/15/26	100,000	91,750
Fort Benning Family Communities LLC
6.09% due 01/15/51[8]	729,341	819,639
Pacific Beacon LLC
5.63% due 07/15/51[8,14]	695,353	721,598
Hospitality Properties Trust
5.25% due 02/15/26	158,000	165,970
CoreCivic, Inc.
4.75% due 10/15/27	125,000	110,625
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88% due 02/01/22	50,000	50,438
Total Financial		36,146,605

Energy – 1.9%
Hess Corp.
5.60% due 02/15/41	1,550,000	1,565,955
6.00% due 01/15/40	1,000,000	1,062,264
7.13% due 03/15/33	500,000	597,441

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 15.3% (continued)
Energy – 1.9% (continued)
Bruin E&P Partners LLC
8.88% due 08/01/23[8]	1,825,000	$ 1,637,938
Indigo Natural Resources LLC
6.88% due 02/15/26[8]	1,750,000	1,570,625
Husky Energy, Inc.
4.00% due 04/15/24	900,000	919,036
3.95% due 04/15/22	600,000	613,355
Sunoco Logistics Partners Operations, LP
4.25% due 04/01/24	1,000,000	1,032,541
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[8]	895,000	868,150
EQT Corp.
8.13% due 06/01/19	800,000	800,000
Buckeye Partners, LP
4.35% due 10/15/24	750,000	744,315
Unit Corp.
6.63% due 05/15/21	500,000	470,000
Basic Energy Services, Inc.
10.75% due 10/15/23[8]	500,000	395,000
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[8,12]	1,216,133	121,613
Total Energy		12,398,233

Industrial – 1.9%
Encore Capital Group, Inc.
5.63% due 08/11/24†††	4,000,000	3,972,450
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	1,800,000	1,702,170
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC /
Reynolds Group Issuer Luxembourg
6.10% (3 Month USD LIBOR + 3.50%) due 07/15/21[4,8]	1,225,000	1,229,594
5.75% due 10/15/20	436,098	436,774
Intertape Polymer Group, Inc.
7.00% due 10/15/26[8]	1,450,000	1,479,000
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[9]	1,528,550	1,424,425
Cleaver-Brooks, Inc.
7.88% due 03/01/23[8]	650,000	624,000
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[8]	500,000	465,000
Glenn Pool Oil & Gas Trust
6.00% due 08/02/21†††	451,519	448,600
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	376,000	395,740
Total Industrial		12,177,753

See notes to financial statements.

32 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 15.3% (continued)
Consumer, Cyclical – 1.8%
Exide Technologies
11.00% (in-kind rate was 7.00%) due 04/30/22[7,8,14]	2,504,083	$ 2,053,348
10.75% due 10/31/21	732,227	710,260
HP Communities LLC
6.16% due 09/15/53[8,14]	1,000,000	1,193,856
6.82% due 09/15/53[8,14]	960,145	1,099,378
Williams Scotsman International, Inc.
6.88% due 08/15/23[8]	1,650,000	1,650,000
Panther BF Aggregator 2 Limited Partnership / Panther Finance Company, Inc.
8.50% due 05/15/27[8]	1,500,000	1,496,250
Titan International, Inc.
6.50% due 11/30/23	1,550,000	1,328,157
JB Poindexter & Company, Inc.
7.13% due 04/15/26[8]	1,100,000	1,122,000
Party City Holdings, Inc.
6.63% due 08/01/26[8]	875,000	870,625
Total Consumer, Cyclical		11,523,874

Basic Materials – 1.4%
BHP Billiton Finance USA Ltd.
6.75% due 10/19/75[5,8]	2,450,000	2,749,071
Yamana Gold, Inc.
4.95% due 07/15/24	2,560,000	2,652,928
Eldorado Gold Corp.
6.13% due 12/15/20[8]	2,190,000	2,191,095
Neon Holdings, Inc.
10.13% due 04/01/26[8]	1,375,000	1,375,000
Mirabela Nickel Ltd.
9.50% due 06/24/19[9,12]	1,388,176	138,818
Total Basic Materials		9,106,912

Communications – 1.3%
DISH DBS Corp.
7.75% due 07/01/26	2,150,000	1,972,625
Cengage Learning, Inc.
9.50% due 06/15/24[8]	1,851,000	1,712,175
MDC Partners, Inc.
6.50% due 05/01/24[8]	1,543,000	1,411,845
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[8]	1,383,000	1,253,344
Altice France S.A.
7.38% due 05/01/26[8]	1,060,000	1,035,488
EIG Investors Corp.
10.88% due 02/01/24	900,000	942,750
Total Communications		8,328,227

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 15.3% (continued)
Consumer, Non-cyclical – 1.1%
Nathan’s Famous, Inc.
6.63% due 11/01/25[8]	2,050,000	$ 1,988,500
Vector Group Ltd.
6.13% due 02/01/25[8]	1,725,000	1,581,273
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[8]	1,133,000	1,042,360
Endo Finance LLC / Endo Finco, Inc.
7.25% due 01/15/22[8]	800,000	760,000
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[8]	550,000	545,875
Beverages & More, Inc.
11.50% due 06/15/22[9]	650,000	471,250
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[8]	400,000	368,000
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 07/15/23[8]	200,000	143,500
Total Consumer, Non-cyclical		6,900,758

Utilities – 0.3%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[8]	1,425,000	1,398,281
Terraform Global Operating LLC
6.13% due 03/01/26[8]	430,000	427,313
Total Utilities		1,825,594
Total Corporate Bonds
(Cost $99,477,393)		98,407,956

COLLATERALIZED MORTGAGE OBLIGATIONS†† – 12.5%
Residential Mortgage Backed Securities – 10.2%
Lehman XS Trust Series
2006-18N, 2.61% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 12/25/36[4]	5,405,665	5,074,319
2006-16N, 2.64% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 11/25/46[4]	2,138,564	2,087,020
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 2.60% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[4]	2,331,667	1,844,647
2007-HE2, 2.68% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 04/25/37[4]	3,389,685	1,747,461
2007-HE2, 2.79% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/37[4]	2,169,398	1,134,624
2007-HE4, 2.68% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[4]	1,365,861	957,922
2007-HE2, 2.62% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[4]	1,762,636	901,275
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 3.45% (1 Month USD LIBOR + 1.02%, Rate Floor: 0.68%) due 04/25/35[4]	2,000,000	2,003,891
2007-HE1, 2.58% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/37[4]	3,011,411	1,988,499
2007-ASP1, 2.63% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 03/25/37[4]	1,640,570	964,786
LSTAR Securities Investment Trust
2019-1, 4.19% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[4,8]	4,863,254	4,863,254

See notes to financial statements.

34 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

COLLATERALIZED MORTGAGE OBLIGATIONS†† – 12.5% (continued)
Residential Mortgage Backed Securities – 10.2% (continued)
GSAA Home Equity Trust
2006-16, 2.60% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 10/25/36[4]	5,096,637	$ 2,377,331
2006-12, 2.58% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[4]	3,608,004	2,219,047
Ameriquest Mortgage Securities Trust
2006-M3, 2.60% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 10/25/36[4]	4,637,355	3,233,061
2006-M3, 2.53% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 10/25/36[4]	2,316,264	1,022,270
RALI Series Trust
2006-QO6, 2.61% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/46[4]	6,794,751	2,698,277
2006-QO6, 2.66% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 06/25/46[4]	2,149,738	878,141
Morgan Stanley ABS Capital I Incorporated Trust
2006-HE8, 2.65% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 10/25/36[4]	3,550,086	2,203,039
2007-HE1, 2.66% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 11/25/36[4]	1,342,141	927,376
Long Beach Mortgage Loan Trust
2006-8, 2.52% (1 Month USD LIBOR + 0.09%, Rate Floor: 0.09%) due 09/25/36[4]	4,734,353	1,943,093
2006-1, 2.62% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 02/25/36[4]	1,430,098	1,171,032
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 2.65% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/25/36[4]	3,286,010	1,631,821
2006-2, 2.58% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 11/25/36[4]	2,168,767	1,068,046
Home Equity Mortgage Loan Asset-Backed Trust Series INABS
2006-E, 2.64% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 04/25/37[4]	3,411,408	2,534,097
American Home Mortgage Assets Trust
2006-6, 2.64% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 12/25/46[4]	2,713,293	2,381,471
Citigroup Mortgage Loan Trust, Inc.
2007-AMC3, 2.78% (1 Month USD LIBOR + 0.35%, Rate Floor: 0.35%) due 03/25/37[4]	2,474,957	2,132,913
JP Morgan Mortgage Acquisition Trust
2006-WMC3, 2.67% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 08/25/36[4]	2,828,923	2,118,183
Master Asset Backed Securities Trust
2006-WMC3, 2.59% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 08/25/36[4]	3,819,395	1,835,739
Morgan Stanley Mortgage Loan Trust
2006-9AR, 2.58% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[4]	3,862,499	1,789,620
Morgan Stanley ABS Capital I Incorporated Trust
2007-HE4, 2.66% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 02/25/37[4]	3,754,766	1,774,438
IXIS Real Estate Capital Trust
2007-HE1, 2.54% (1 Month USD LIBOR + 0.11%, Rate Floor: 0.11%) due 05/25/37[4]	2,570,410	884,046
2007-HE1, 2.49% (1 Month USD LIBOR + 0.06%, Rate Floor: 0.06%) due 05/25/37[4]	2,585,497	883,817
First NLC Trust
2007-1, 2.71% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 08/25/37[4,8]	1,570,346	986,601
GSAA Trust
2007-3, 2.60% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 03/25/47[4]	1,886,658	892,980
Luminent Mortgage Trust
2006-2, 2.63% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/46[4]	1,005,191	875,405
CitiMortgage Alternative Loan Trust Series
2007-A7, 2.83% (1 Month USD LIBOR + 0.40%, Rate Cap/Floor: 7.50%/0.40%)
due 07/25/37[4]	1,041,749	839,908

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

COLLATERALIZED MORTGAGE OBLIGATIONS†† – 12.5% (continued)
Residential Mortgage Backed Securities – 10.2% (continued)
TBW Mortgage Backed Pass-Through Certificates
2006-6, 6.04% due 01/25/37[14]	1,216,660	$ 529,116
2006-6, 5.75% due 01/25/37[14]	499,197	217,001
Total Residential Mortgage Backed Securities		65,615,567

Commercial Mortgage Backed Securities – 1.3%
GAHR Commercial Mortgage Trust
2015-NRF, 3.38% (WAC) due 12/15/34[4,8]	5,000,000	4,934,339
GAHR Commercial Mortgage Trust
2015-NRF, 3.38% (WAC) due 12/15/34[4,8]	3,035,000	3,013,349
Total Commercial Mortgage Backed Securities		7,947,688

Military Housing – 1.0%
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44†††,8	3,500,000	3,932,893
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/52[8,14]	1,877,225	1,999,441
2007-AET2, 6.06% due 10/10/52[8,14]	477,113	544,330
Total Military Housing		6,476,664
Total Collateralized Mortgage Obligations
(Cost $83,441,947)		80,039,919

FOREIGN GOVERNMENT DEBT†† – 8.2%
Government of Japan
due 07/01/19[17]	JPY 2,246,800,000	20,736,951
due 07/08/19[17]	JPY 655,000,000	6,045,533
due 07/22/19[17]	JPY 351,500,000	3,244,474
due 08/13/19[17]	JPY 175,300,000	1,618,233
Federative Republic of Brazil
due 10/01/19[17]	BRL 44,770,000	11,185,715
due 01/01/20[17]	BRL 25,900,000	6,373,763
Republic of Portugal
due 07/19/19[17]	EUR 3,000,000	3,354,666
Total Foreign Government Debt
(Cost $51,836,757)		52,559,335

U.S. TREASURY BILLS†† – 4.2%
U.S. Treasury Bills
2.45% due 07/11/19[13]	8,000,000	7,980,639
2.38% due 06/11/19[13]	6,400,000	6,396,777
2.37% due 09/05/19[13,14]	3,000,000	2,981,875
2.40% due 06/25/19[13]	2,500,000	2,496,503
2.45% due 07/05/19[13]	2,500,000	2,494,886
2.38% due 07/11/19[13]	2,500,000	2,493,950
2.44% due 08/15/19[13]	2,000,000	1,990,753
Total U.S. Treasury Bills
(Cost $26,695,683)		26,835,383

See notes to financial statements.

36 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

SENIOR FIXED RATE INTERESTS†† – 0.1%
Communications – 0.1%
MHGE Parent LLC
11.00% due 04/20/22†††,1	900,000	$ 835,218
Total Senior Fixed Rate Interests
(Cost $883,720)		835,218

MUNICIPAL BONDS†† – 0.1%
Oklahoma – 0.1%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	400,000	448,796
Total Municipal Bonds
(Cost $400,000)		448,796

COMMERCIAL PAPER†† – 1.0%
Rogers Communications, Inc.
2.65% due 07/11/19[8,13]	2,000,000	1,994,000
2.64% due 07/30/19[8,13]	1,500,000	1,493,411
International Paper Co.
2.66% due 06/19/19[8,13]	2,000,000	1,997,340
DowDuPont, Inc.
2.71% due 07/15/19[8,13]	1,000,000	996,688
Total Commercial Paper
(Cost $6,481,439)		6,481,439

REPURCHASE AGREEMENTS††,15 – 2.1%
BNP Paribas
issued 05/22/19 at 2.76% due 08/01/19	7,775,961	7,775,961
issued 02/06/19 at 2.10% open maturity[16]	4,637	4,637
Deutsche Bank
issued 05/20/19 at 2.96% due 08/02/19	2,055,000	2,055,000
Citigroup Global Markets
issued 03/15/19 at 2.10% open maturity[16]	1,311,000	1,311,000
issued 03/15/19 at 1.80% open maturity[16]	139,000	139,000
issued 03/07/19 at 2.05% open maturity[16]	96,000	96,000
issued 02/04/19 at 2.10% open maturity[16]	46,000	46,000
issued 02/14/19 at 2.10% open maturity[16]	28,000	28,000
issued 02/07/19 at 2.10% open maturity[16]	27,000	27,000
issued 02/08/19 at 2.10% open maturity[16]	5,000	5,000
issued 02/06/19 at 2.10% open maturity[16]	5,000	5,000
Bank of America Merrill Lynch
issued 03/12/19 at 2.15% open maturity[16]	1,550,400	1,550,400
issued 02/13/19 at 2.15% open maturity[16]	56,720	56,720
issued 02/12/19 at 2.10% open maturity[16]	9,363	9,363
issued 02/08/19 at 2.10% open maturity[16]	4,675	4,675

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount~	Value

REPURCHASE AGREEMENTS††,15 – 2.1% (continued)
Barclays Capital, Inc.
issued 03/15/19 at 2.00% open maturity[16]	463,750	$ 463,750
Total Repurchase Agreements
(Cost $13,577,506)		13,577,506

	Contracts

OTC OPTIONS PURCHASED†† – 0.2%
Put options on:
BofA Merrill Lynch S&P 500 Index Expiring July 2019 with
strike price of $2,755.00 (Notional Value $31,373,484)	114	772,920
BofA Merrill Lynch S&P 500 Index Expiring June 2019 with
strike price of $2,810.00 (Notional Value $12,384,270)	45	339,525
Total OTC Options Purchased
(Cost $741,997)		1,112,445
Total Investments – 101.7%
(Cost $667,611,588)		$ 652,715,152

	Face
	Amount~

CORPORATE BONDS SOLD SHORT†† – (0.6%)
Harley-Davidson, Inc.
3.50% due 07/28/25	(100,000)	$ (99,712)
Flex Ltd.
4.75% due 06/15/25	(170,000)	(176,464)
Univision Communications, Inc.
5.13% due 05/15/23[8]	(50,000)	(47,250)
5.13% due 02/15/25[8]	(150,000)	(137,366)
Envision Healthcare Corp.
8.75% due 10/15/26[8]	(650,000)	(547,625)
Mylan N.V.
3.95% due 06/15/26	(680,000)	(638,397)
Spirit AeroSystems, Inc.
4.60% due 06/15/28	(810,000)	(837,110)
Dollar Tree, Inc.
4.00% due 05/15/25	(1,200,000)	(1,234,554)
Total Corporate Bonds Sold Short
(Proceeds $3,584,982)		(3,718,478)

See notes to financial statements.

38 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Contracts	Value

CALL OPTIONS WRITTEN† – 0.0%
Call options on:
S&P 500 Index
Expiring June 2019 with strike price of $2,860.00
(Notional Value $1,100,824)	4	$ (2,080)
Total Call Options Written
(Premiums received $24,271)		(2,080)

OTC OPTIONS WRITTEN†† – 0.0%
Put options on:
BofA Merrill Lynch S&P 500 Index Expiring June 2019 with
strike price of $2,580.00 (Notional Value $12,659,476)	46	(31,740)
BofA Merrill Lynch S&P 500 Index Expiring July 2019 with
strike price of $2,530.00 (Notional Value $31,373,484)	114	(172,710)
Total OTC Options Written
(Premiums received $161,918)		(204,450)
Other Assets & Liabilities, net – (1.1)%		(6,965,530)
Total Net Assets – 100.0%		$ 641,824,614

FUTURES CONTRACTS

				Value and
	Number of		Notional	Unrealized
Description	Contracts	Expiration Date	Amount	Depreciation**

EQUITY FUTURES CONTRACTS PURCHASED†
S&P 500 Index Mini Futures Contracts	8	Jun 2019	$1,100,800	$(18,169)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS PROTECTION PURCHASED††

		Protection						Upfront
			Premium	Payment	Maturity	Notional		Premiums	Unrealized
Counterparty	Exchange	Index	Rate	Frequency	Date	Amount	Value	Received	Depreciation**
BofA Merrill Lynch	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$98,500,000	$(1,586,135)	$(1,061,514)	$(524,621)

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS continued	May 31, 2019

OTC CREDIT DEFAULT SWAP AGREEMENTS PROTECTION PURCHASED††

Counterparty	Index/ Reference Obligation	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs
International	L Brands, Inc.	1.00%	Quarterly	06/20/24	$30,000	$3,249	$3,077	$172
Morgan
Stanley Capital
Services LLC	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	5,800,000	(49,356)	(1,256)	(48,100)
Goldman Sachs
International	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	13,410,000	(114,114)	(19,992)	(94,122)
						$(160,221)	$(18,171)	$(142,050)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

						Unrealized
			Settlement	Settlement	Value at	Appreciation
Counterparty	Contracts to Sell	Currency	Date	Value	May 31, 2019	(Depreciation)
Goldman Sachs International	11,400,000	BRL	07/01/19	$3,025,397	$2,901,780	$123,617
Bank of America, N.A.	2,778,000	GBP	06/14/19	3,625,048	3,514,487	110,561
Citibank N.A., New York	7,800,000	BRL	07/01/19	2,062,701	1,985,429	77,272
JPMorgan Chase Bank, N.A.	12,300,000	BRL	10/01/19	3,136,919	3,106,526	30,393
Citibank N.A., New York	5,870,000	BRL	10/01/19	1,491,035	1,482,546	8,489
Bank of America, N.A.	1,178,000	EUR	06/14/19	1,325,815	1,317,656	8,159
Citibank N.A., New York	11,500,000	JPY	07/22/19	105,589	106,548	(959)
Citibank N.A., New York	11,000,000	JPY	07/01/19	100,531	101,746	(1,215)
Morgan Stanley
Capital Services LLC	10,500,000	JPY	07/01/19	95,780	97,121	(1,341)
Goldman Sachs International	3,000,000	EUR	07/19/19	3,363,759	3,365,857	(2,098)
Goldman Sachs International	175,300,000	JPY	08/13/19	1,609,290	1,626,909	(17,619)
JPMorgan Chase Bank, N.A.	317,300,000	JPY	07/01/19	2,905,594	2,934,912	(29,318)
Bank of America, N.A.	340,000,000	JPY	07/22/19	3,113,331	3,150,121	(36,790)
Goldman Sachs International	655,000,000	JPY	07/08/19	6,001,741	6,061,958	(60,217)
Goldman Sachs International	26,600,000	BRL	10/01/19	6,614,386	6,718,180	(103,794)
Citibank N.A., New York	25,900,000	BRL	01/02/20	6,314,236	6,497,063	(182,827)
Goldman Sachs International	1,908,000,000	JPY	07/01/19	17,355,974	17,648,323	(292,349)
						$(370,036)

						Unrealized
			Settlement	Settlement	Value at	Appreciation
Counterparty	Contracts to Buy	Currency	Date	Value	May 31, 2019	(Depreciation)
Goldman Sachs International	9,600,000	BRL	07/01/19	$2,335,767	$2,443,605	$107,838
Citibank N.A., New York	9,600,000	BRL	07/01/19	2,369,102	2,443,604	74,502
BNP Paribas S.A.	152,000	EUR	06/14/19	170,760	170,020	(740)
						$181,600

See notes to financial statements.

40 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
1	Security was fair valued by the Valuation Committee at May 31, 2019. The total market value of fair valued securities amounts to $31,453,693, (cost $31,942,981) or 4.9% of total net assets.
2	Affiliated issuer.
3	Perpetual maturity.
4
Variable rate security. Rate indicated is the rate effective at May 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

5	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
6	Rate indicated is the 7-day yield as of May 31, 2019.
7	Payment-in-kind security.
8
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $172,712,977 (cost $173,894,556), or 26.9% of total net assets.

9
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $8,863,740 (cost $15,459,958), or 1.4% of total net assets — See Note 12.

10	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
11
Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at May 31, 2019. See table below for additional step information for each security.

12	Security is in default of interest and/or principal obligations.
13	Rate indicated is the effective yield at the time of purchase.
14
All or a portion of these securities have been physically segregated in connection with futures contracts, reverse repurchase agreements and unfunded loan commitments. As of May 31, 2019, the total value of segregated securities was $15,316,690.

15	Repurchase Agreements - See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.
16	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at May 31, 2019.
17	Zero coupon rate security.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS continued	May 31, 2019

BofA	— Bank of America
BRL	— Brazilian Real
CDX.NA.IG.31	— Credit Default Swap North American Investment Grade Series 31 Index
EUR	— Euro
EURIBOR	— European Interbank Offered Rate
GBP	— British Pound
ICE	— Intercontinental Exchange
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
plc	— Public Limited Company
USD	— United States Dollar
WAC	— Weighted Average Coupon

See Sector Classification in Other Information section.

Country Diversification

% of Long-Term
Country	Investments
United States	82.0%
Japan	5.4%
Cayman Islands	4.5%
Brazil	3.0%
Canada	2.1%
Australia	0.9%
Portugal	0.6%
Other	1.5%
Total Long-Term Investments	100.0%

See notes to financial statements.

42 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

The following table summarizes the inputs used to value the Fund’s investments at May 31, 2019 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$275,920	$1,431,550	$717,392	$2,424,862
Preferred Stocks	—	1,471,370	559,157	2,030,527
Warrants	—	—	131	131
Money Market Fund	19,089,706	—	—	19,089,706
Senior Floating Rate Interests	—	211,220,529	20,824,542	232,045,071
Asset-Backed Securities	—	107,070,783	9,756,075	116,826,858
Corporate Bonds	—	93,986,906	4,421,050	98,407,956
Collateralized Mortgage Obligations	—	76,107,026	3,932,893	80,039,919
Foreign Government Debt	—	52,559,335	—	52,559,335
U.S. Treasury Bills	—	26,835,383	—	26,835,383
Senior Fixed Rate Interests	—	—	835,218	835,218
Municipal Bonds	—	448,796	—	448,796
Commercial Paper	—	6,481,439	—	6,481,439
Repurchase Agreements	—	13,577,506	—	13,577,506
Options Purchased	—	1,112,445	—	1,112,445
Credit Default Swap Agreements*	—	172	—	172
Forward Foreign Currency Exchange Contracts*	—	540,831	—	540,831
Total Assets	$19,365,626	$592,844,071	$41,046,458	$653,256,155

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Corporate Bonds Sold Short	$—	$3,718,478	$—	$3,718,478
Options Written	2,080	204,450	—	206,530
Equity Futures Contracts*	18,169	—	—	18,169
Credit Default Swap Agreements*	—	666,843	—	666,843
Forward Foreign Currency Exchange Contracts*	—	729,267	—	729,267
Unfunded Loan Commitments (Note 11)	—	399,087	633,706	1,032,793
Total Liabilities	$20,249	$5,718,125	$633,706	$6,372,080

*	This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS continued	May 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at	Valuation	Unobservable	Input	Weighted
Category	May 31, 2019	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$ 8,517,253	Yield Analysis	Yield	3.6%-13.0%	6.3%
Asset-Backed Securities	1,238,822	Option Adjusted	Indicative Quote	—	—
		Spread off the prior
		month end broker
		mark over the
		3 Month LIBOR
Collateralized Mortgage	3,932,893	Option Adjusted	Indicative Quote	—	—
Obligations		Spread off the prior
		month end broker
		mark over the
		3 Month LIBOR
Common Stocks	717,392	Enterprise Value	Valuation Multiple	1.8x-8.2x	7.0x
Corporate Bonds	4,421,050	Option Adjusted	Indicative Quote	—	—
		Spread off the prior
		month end broker
		mark over the
		3 Month LIBOR
Preferred Stocks	559,157	Enterprise Value	Valuation Multiple	17.0x	—
Senior Fixed Rate Interests	835,218	Model Price	Market Comparable Yields	8.6%	—
Senior Floating Rate Interests	14,063,536	Yield Analysis	Yield	4.5%-10.6%	7.9%
Senior Floating Rate Interests	2,873,604	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	2,323,330	Model Price	Market Comparable Yields	6.5%-10.5%	8.2%
Senior Floating Rate Interests	826,949	Enterprise Value	Valuation Multiple	10.4x	—
Senior Floating Rate Interests	737,123	Model Price	Purchase Price	—	—
Warrants	131	Enterprise Value	Valuation Multiple	17.0x	—
Total	$ 41,046,458
Liabilities:
Unfunded Loan Commitments	$ 633,706	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in an indicative quote, yield, market comparable yields, liquidation value, purchase price or valuation multiples would generally result in significant changes in the fair value of the security.
Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended May 31, 2019, the Fund had securities with a total value of $5,755,611 transfer into Level 3 from Level 2 due to lack of observable inputs and had securities with a total market value of $7,980,444 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

See notes to financial statements.

44 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2019:

	Assets									Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Warrants	Common Stocks	Preferred Stocks	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning
Balance	$11,860,166	$–	$10,036,584	$27,159,336	$–	$228,184	$485,000	$–	$49,769,270	$(610,438)
Purchases/
(Receipts)	–	–	21,203	6,925,120	–	626,704	74,157	–	7,647,184	(746,087)
(Sales,
maturities
and paydowns)/
Fundings	(529,121)	–	(1,663,380)	(12,084,217)	–	(4,792)	–	–	(14,281,510)	421,066
Amortization of
premiums/
discount	275,772	–	5,546	183,505	–	–	–	–	464,823	–
Total realized
gains (losses)
included in
earnings	–	–	167,382	(263,237)	–	(1,455,598)	–	–	(1,551,453)	85,716
Total change in
unrealized
appreciation
(depreciation)
included in
earnings	101,007	–	126,235	(327,290)	131	1,322,894	–	–	1,222,977	216,037
Transfers into
Level 3	–	3,932,893	–	987,500	–	–	–	835,218	5,755,611	–
Transfers out
of Level 3	(1,951,749)	–	(4,272,520)	(1,756,175)	–	–	–	–	(7,980,444)	–
Ending Balance	$9,756,075	$3,932,893	$4,421,050	$20,824,542	$131	$717,392	$559,157	$835,218	$41,046,458	$(633,706)
Net change in
unrealized
appreciation
(depreciation)
for investments
in Level 3 securities
still held at
May 31, 2019	$154,270	$227,907	$55,569	$(471,068)	$131	$4,508	$–	$(47,862)	$(76,545)	$248,613

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS continued	May 31, 2019

Step Coupon Bonds
The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

	Coupon Rate at	Next Rate
Name	Next Reset Date	Reset Date
Apollo Aviation Securitization Equity Trust 2016-1A, 6.50% due 03/17/36	8.50%	03/15/23
Willis Engine Securitization Trust II 2012-A, 5.50% due 09/15/37	8.50%	09/15/20

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral. For the following repurchase agreements, the collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements, with the exception of where securities are being sold short. The interest rate on repurchase agreements is market driven based on the underlying collateral obtained.

Counterparty and		Repurchase
Terms of Agreement	Face Value	Price	Collateral	Par Value	Fair Value

BNP Paribas			Fannie Mae Connecticut
2.76%			Avenue Securities
08/01/19	$7,775,961	$7,791,567	6.88%
2.10%			01/25/29	$ 6,969,248	$ 7,519,122
Open Maturity*	4,637	4,637	Structured Asset
			Securities Corp.
			Mortgage Loan Trust
			2.63%
			06/25/37	2,616,584	1,768,549
			Univision
			Communications, Inc.
			5.13%
			02/15/25[1]	5,000	4,579
				9,590,832	9,292,250
Deutsche Bank			CGGS Commercial
2.96%			Mortgage Trust
08/02/19	2,055,000	2,067,485	5.59%
			02/15/37	2,926,000	2,929,219

Citigroup Global Markets			Dollar Tree, Inc.
1.80% - 2.10%			4.00%
Open Maturity*	1,657,000	1,657,000	05/15/25[1]	910,000	936,208
			Spirit AeroSystems, Inc.
			4.60%
			06/15/28[1]	400,000	413,400
			Envision Healthcare Corp.
			8.75%
			10/15/26[1]	150,000	126,375
			Harley-Davidson, Inc.
			3.50%
			07/28/25[1]	100,000	99,710
			Univision Communications, Inc.
			5.13%
			02/15/25[1]	85,000	77,843
			Univision Communications, Inc.
			5.13%
			05/15/23[1]	35,000	33,075
				1,680,000	1,686,611

46 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

Counterparty and		Repurchase
Terms of Agreement	Face Value	Price	Collateral	Par Value	Fair Value

Bank of America Merrill Lynch			Mylan NV
2.10% - 2.15%			3.95%
Open Maturity*	$1,621,158	$1,621,158	06/15/26[1]	$ 680,000	$ 638,384
			Spirit AeroSystems, Inc.
			4.60%
			06/15/28[1]	410,000	423,735
			Dollar Tree, Inc.
			4.00%
			05/15/25[1]	290,000	298,352
			Flex Ltd.
			4.75%
			06/15/25[1]	170,000	176,460
			Univision Communications, Inc.
			5.13%
			02/15/25[1]	60,000	54,948
			Univision Communications, Inc.
			5.13%
			05/15/23[1]	15,000	14,175
				1,625,000	1,606,054
Barclays Capital, Inc.			Envision Healthcare Corp.
2.00%			8.75%
Open Maturity*	463,750	463,750	10/15/26[1]	500,000	421,250

*	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at May 31, 2019.
[1]	Collateral is related to securities which are being sold short.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS continued	May 31, 2019

Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.
Transactions during the year ended May 31, 2019, in which the company is an affiliated issuer, were as follows:

						Change in			Shares/
					Realized	Unrealized			Face
	Value				Gain	Appreciation	Value		Amount	Investment
Security Name	05/31/18		Additions	Reductions	(Loss)	(Depreciation)	05/31/19		05/31/19	Income
Common Stocks
Aspect Software Parent, Inc.*	$137,213		$–	$–	$(1,455,599)	$1,318,386	$–		–	$–
BP Holdco LLC*,1	–		19,447	–	–	–	19,447		55,076	–
Targus Group International
Equity, Inc.[1]	33,921		–	(4,791)	–	(615)	28,515		12,989	1,160
Senior Floating Rate Interests
Aspect Software, Inc. 12.98%
(1 Month USD LIBOR +
10.50%) due 06/29/18[3]	609,375		207,670	(615,565)	(201,480)	–	–		–	51,525
Aspect Software, Inc. 13.05%
(2 Month USD LIBOR +
10.50%) due 05/25/20[3]	843,851		17,548	(631,222)	(268,051)	37,874	–		–	97,073
Targus Group International,
Inc. due 05/24/16[1,2,3]	–	**	–	–	–	–	–	**	155,450	–
	$1,624,360		$244,665	$(1,251,578)	$(1,925,130)	$1,355,645	$47,962			$149,758

*	Non-income producing security.
**	Market value is less than $1.
[1]
Security was fair valued by the Valuation Committee at May 31, 2019. The total market value of affiliated and fair valued securities amounts to $47,962, (cost $178,311) or less than 0.1% of total net assets.

[2]	Security is in default of interest and/or principal obligations.
[3]
Variable rate security. Rate indicated is the rate effective at May 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

48 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2019

ASSETS:
Investments in unaffiliated issuers, at value (cost $653,855,771)	$639,089,684
Investments in affiliated issuers, at value (cost $178,311)	47,962
Repurchase agreements, at value (cost $13,577,506)	13,577,506
Foreign currency, at value (cost $42,535)	42,535
Cash	1,225,201
Restricted cash	2,655,863
Unrealized appreciation on OTC swap agreements	172
Unrealized appreciation on forward foreign currency exchange contracts	540,831
Unamortized upfront premiums paid on credit default swap agreements	3,077
Prepaid expenses	28,822
Receivables:
Interest	3,136,145
Investments sold	493,614
Fund shares sold	726,343
Variation margin on credit default swap agreements	121,300
Tax reclaims	1,981
Total assets	661,691,036

LIABILITIES:
Unfunded loan commitments, at value (Note 11) (Commitment fees received $1,332,200)	1,032,793
Securities sold short, at value (proceeds $3,584,982)	3,718,478
Options written, at value (proceeds $186,189)	206,530
Unamortized upfront premiums received on credit default swap agreements	1,082,762
Unrealized depreciation on forward foreign currency exchange contracts	729,267
Unrealized depreciation on OTC swap agreements	142,222
Payable for:
Investments purchased	11,401,184
Investment advisory fees	560,571
Offering costs	435,794
Protection fees on credit default swaps	238,751
Professional fees	204,730
Trustees’ fees and expenses*	23,921
Variation margin on futures contracts	15,360
Accrued expenses and other liabilities	74,059
Total liabilities	19,866,422
NET ASSETS	$641,824,614

NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 35,845,939 shares issued and outstanding	$358,459
Additional paid-in capital	680,086,530
Total distributable earnings (loss)	(38,620,375)
NET ASSETS	$641,824,614
Shares outstanding ($0.01 par value with unlimited amount authorized)	35,845,939
Net asset value	$17.91
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 49

STATEMENT OF OPERATIONS	May 31, 2019
For the Year Ended May 31, 2019

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers (net of foreign tax withholding $3,803)	$37,149,714
Interest from securities of affiliated issuers	148,598
Dividends from securities of unaffiliated issuers	217,399
Dividends from securities of affiliated issuers	1,160
Total investment income	37,516,871

EXPENSES:
Investment advisory fees	5,844,005
Professional fees	264,933
Fund accounting fees	130,309
Administration fees	127,660
Trustees’ fees and expenses*	113,515
Printing fees	79,394
Custodian fees	62,283
Short sales interest expense	89,791
Registration and filing fees	44,068
Interest expense	29,087
Transfer agent fees	17,193
Insurance	12,464
Miscellaneous	9,739
Total expenses	6,824,441
Net investment income	30,692,430

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(71,877)
Investments in affiliated issuers	(1,925,130)
Securities sold short	104,809
Foreign currency transactions	(395,238)
Forward foreign currency exchange contracts	(477,951)
Options written	(7,029,230)
Options purchased	(2,332,230)
Swap agreements	(484,003)
Futures contracts	3,050,481
Net realized loss	(9,560,369)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(6,383,788)
Investments in affiliated issuers	1,355,645
Securities sold short	(133,496)
Foreign currency translations	206,352
Forward foreign currency exchange contracts	(427,570)
Options written	(349,918)
Options purchased	1,835,287
Swap agreements	(666,671)
Futures contracts	1,939,700
Net change in unrealized appreciation (depreciation)	(2,624,459)
Net realized and unrealized loss	(12,184,828)
Net increase in net assets resulting from operations	$18,507,602
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

50 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2019

	Year Ended	Year Ended
	May 31, 2019	May 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$30,692,430	$29,337,514
Net realized gain (loss) on investments	(9,560,369)	14,433,404
Net change in unrealized appreciation (depreciation)
on investments	(2,624,459)	(15,534,898)
Net increase in net assets resulting from operations	18,507,602	28,236,020
DISTRIBUTIONS:
Distributions to shareholders	(40,514,482)	(52,217,970)[1]
Return of capital	(28,880,612)	–
Total Distributions	(69,395,094)	(52,217,970)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares issued through at-the-market offering	155,705,147	139,346,041
Reinvestments of distributions	6,817,561	4,683,097
Common share offering costs charged to paid-in capital	(61,023)	(261,469)
Net increase in net assets resulting from shareholder transactions	162,461,685	143,767,669
Net increase in net assets	111,574,193	119,785,719
NET ASSETS:
Beginning of period	530,250,421	410,464,702
End of period	$641,824,614	$530,250,421

[1] For the year ended May 31, 2018, the distributions from net investment income and capital gains were as follows (see Note 14):
Net investment income		$(47,817,793)
Capital gains		(4,400,177)

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 51

FINANCIAL HIGHLIGHTS	May 31, 2019

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2019	2018	2017	2016	2015

Per Share Data:
Net asset value, beginning of period	$19.12	$19.78	$17.50	$19.61	$20.56
Income from investment operations:
Net investment income(a)	0.97	1.23	1.61	1.40	1.28
Net gain (loss) on investments (realized and unrealized)	0.01	0.30	2.86	(1.33)	(0.05)
Total from investment operations	0.98	1.53	4.47	0.07	1.23
Less distributions from:
Net investment income	(1.12)	(2.01)	(2.18)	(1.82)	(1.42)
Capital gains	(0.16)	(0.18)	(0.01)	(0.36)	(0.76)
Return of capital	(0.91)	—	—	—	—
Total distributions to shareholders	(2.19)	(2.19)	(2.19)	(2.18)	(2.18)
Net asset value, end of period	$17.91	$19.12	$19.78	$17.50	$19.61
Market value, end of period	$19.96	$21.29	$20.94	$17.61	$21.21

Total Return(b)
Net asset value	5.43%	8.02%	26.76%	0.80%	6.39%
Market value	4.94%	13.31%	33.33%	-6.07%	8.08%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$641,825	$530,250	$410,465	$310,246	$342,988
Ratio to average net assets of:
Net investment income, including interest expense	5.26%	6.27%	8.55%	7.79%	6.44%
Total expenses, including interest expense(c)(d)	1.17%	1.52%	2.35%	2.38%	2.16%
Portfolio turnover rate	38%	48%	41%	116%	86%

See notes to financial statements.

52 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2019

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2019	2018	2017	2016	2015

Senior Indebtedness:
Borrowings-committed facility agreement (in thousands)	N/A	N/A	$16,705	$9,355	$45,489
Asset coverage per $1,000 of borrowings(e)	N/A	N/A	$25,571	$34,164	$8,540
Supplemental asset coverage per $1,000 of borrowings(f)	N/A	N/A	$31,044	$48,121	$11,063

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.00%*, 0.00%*, 0.00%*, 0.02% and 0.03% for the years ended May 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(d)	Excluding interest expense, the operating expense ratios for the years ended May 31 would be:

2019	2018	2017	2016	2015
1.15%	1.33%	1.62%	1.74%	1.72%

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the borrowings.
*	Less than 0.01%

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS	May 31, 2019

Note 1 – Organization
Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

54 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.
Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Listed options are valued at the Official Settlement Price listed in by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current settlement prices. Financial futures contracts are valued at 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
The values of credit default swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The value of corporate credit default swap agreements will be computed by an approved pricing vendor in accordance with the calculation methodology contained in the swap agreement.
Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income.
Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.
(c) Senior Floating Rate Interests
Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major U.S. banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require repayments from excess cash flows or permit the borrower to repay at its

56 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
(d) Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt, if any, is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.
Foreign exchange unrealized appreciation or depreciation on assets and liabilities, other than investments, if any, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.
(e) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.
(f) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

(g) Restricted Cash
A portion of cash on hand relates to collateral received by the Fund for repurchase agreements and futures contracts. This amount, if any, is presented on the Statement of Assets and Liabilities as Restricted Cash. At May 31, 2019, there was $2,655,863 of restricted cash outstanding.
(h) U.S. Government Agency Obligations
Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.
(i) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Swaps are valued daily at current market value and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. Upon termination of a swap agreement, a payable to or receivable from the swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.
Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and accruals for periodic payments are included as part of unrealized appreciation (depreciation) on the Statement of Operations.
(j) Covered Call Options and Put Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as written options on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an

58 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Statement of Assets and Liabilities.
(k) Futures Contracts
Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.
Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
(l) Short Sales
When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund segregates cash and/or securities as collateral for short sales.
Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sale transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.
(m)Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Financial Instruments and Derivatives
As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 59

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

Short Sales
A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.
Derivatives
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.
Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.
Options Purchased and Written
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.
The following table represents the Fund’s use and volume of call/put options purchased on a quarterly basis:

	Average Number	Average Notional
Use	of Contracts	Purchased
Hedge	3,282	$58,306,107

60 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.
The following table represents the Fund’s use and volume of call/put options written on a quarterly basis:

	Average Number	Average Notional
Use	of Contracts	Written
Hedge	291	$81,480,140

Futures Contracts
A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.
The following table represents the Fund’s use and volume of futures on a quarterly basis:

	Average Notional Amount
Use	Long	Short
Index Exposure	$70,442,750	$–

Swap Agreements
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 61

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. The Notional Amount reflects the maximum potential amount the seller of the credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.
The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The following table represents the Fund’s use and volume of credit default swaps on a quarterly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge	$–	$88,137,500

62 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.
The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a quarterly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$3,601,642	$42,307,591

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of May 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments in unaffiliated	Variation margin on
	issuers, at value	futures contracts

Options written, at value

Credit contracts	Unrealized appreciation on	Unrealized depreciation on
	OTC swap agreements	OTC swap agreements

	Unamortized upfront premiums	Unamortized upfront
	paid on credit default	premiums received on credit
	swap agreements	default swap agreements

Variation margin on credit
default swap agreements

Currency contracts	Unrealized appreciation on	Unrealized depreciation on
	forward foreign currency	forward foreign currency
	exchange contracts	exchange contracts

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 63

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure as of May 31, 2019:

Asset Derivative Investments Value
Forward
		Options	Options	Foreign
Futures	Swaps	Written	Purchased	Currency
Equity	Credit	Equity	Equity	Exchange	Total Value at
Risk*	Risk*	Risk	Risk	Risk	May 31, 2019
$ –	$ 172	$ –	$1,112,445	$ 540,831	$ 1,653,448

Liability Derivative Investments Value
Forward
		Options	Options	Foreign
Futures	Swaps	Written	Purchased	Currency
Equity	Credit	Equity	Equity	Exchange	Total Value at
Risk*	Risk*	Risk	Risk	Risk	May 31, 2019
$ 18,169	$ 666,843	$ 206,530	$ –	$ 729,267	$ 1,620,809

*  Includes cumulative appreciation (depreciation) of futures contracts and OTC and centrally-cleared swap agreements as reported on the Schedule of Investments. For futures contracts and centrally-cleared swaps, variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended May 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation
(depreciation) on futures contracts
Net realized gain (loss) on options purchased
Net change in unrealized appreciation
(depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation
(depreciation) on options written

Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation
(depreciation) on swap agreements

Currency contracts	Net realized gain (loss) on forward foreign
currency exchange contracts
Net change in unrealized appreciation
(depreciation) on forward foreign currency
exchange contracts

64 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended May 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward
		Options	Options	Foreign
Futures	Swaps	Written	Purchased	Currency
Equity	Credit	Equity	Equity	Exchange
Risk	Risk	Risk	Risk	Risk	Total
$ 3,050,481	$ (484,003)	$ (7,029,230)	$ (2,332,230)	$ (477,951)	$ (7,272,933)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward
		Options	Options	Foreign
Futures	Swaps	Written	Purchased	Currency
Equity	Credit	Equity	Equity	Exchange
Risk	Risk	Risk	Risk	Risk	Total
$ 1,939,700	$ (666,671)	$ (349,918)	$ 1,835,287	$ (427,570)	$ 2,330,828

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.
Foreign Investments
There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.
The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 65

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral

66 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Assets	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Net Amount
Credit
default swap
agreements	$172	$–	$172	$(172)	$–	$–
Forward foreign
currency
exchange
contracts	540,831	–	540,831	(457,826)	–	83,005
Options purchased
contracts	1,112,445	–	1,112,445	(204,450)	–	907,995

			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Liabilities	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Credit
default swap
agreements	$142,222	$–	$142,222	$(172)	$(93,950)	$48,100
Forward foreign
currency
exchange
contracts	729,267	–	729,267	(457,826)	(244,622)	26,819
Options written
contracts	204,450	–	204,450	(204,450)	–	–

[1] Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 67

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of May 31, 2019.

Counterparty	Asset Type	Cash Pledged	Cash Received
Bank of America Merrill Lynch	Credit Default Swap agreements	$2,145,053	$–
Goldman Sachs Group	Forward Foreign Currency Exchange Contracts,
	Credit Default Swap agreements	510,810	–
		$2,655,863	$–

Note 5 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA engages external service providers to perform other necessary services for the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual

68 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 69

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2019, the average daily balance for which reverse repurchase agreements were outstanding amounted to $463,704. The weighted average interest rate was (0.25%). As of May 31, 2019, there were no reverse repurchase agreements outstanding.
Note 8 – Borrowings
The Fund has entered into a $80,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 3 month LIBOR plus 0.85%. The Fund did not have any borrowings outstanding in connection with the Fund’s credit facility as of or for the year ended May 31, 2019.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

70 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 9 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.
The tax character of distributions paid during the year ended May 31, 2019 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$38,174,878	$2,339,604	$28,880,612	$69,395,094

The tax character of distributions paid during the year ended May 31, 2018 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$47,817,793	$4,400,177	$ –	$52,217,970

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
The tax components of distributable earnings/(loss) as of May 31, 2019 were as follows:

Net Unrealized	Accumulated
Appreciation	Capital and
(Depreciation)	Other Losses	Total
$(23,965,806)	$(14,654,569)	$(38,620,375)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 71

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of May 31, 2019, capital loss carryforwards for the Fund were as follows:

		Total
Unlimited		Capital Loss
Short-Term	Long-Term	Carryforward
$(3,054,366)	$(11,600,203)	$(14,654,569)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, investments in collateralized debt obligations, losses deferred due to wash sales, investments in partnerships, distribution reclass, paydown losses, equity to debt adjustments, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.
The were no adjustments made on the Statement of Assets and Liabilities as of May 31, 2019 for permanent book/tax differences.
At May 31, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$672,039,338	$6,169,435	$(30,435,407)	$(24,265,972)

Note 10 – Securities Transactions
For the year ended May 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding written options, swap agreements, futures contracts and short-term investments, were as follows:

Purchases	Sales
$249,901,679	$193,726,069

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the

72 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

current market price to save costs, where permissible. For the year May 31, 2019, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$7,110,699	$4,056,264	$1,804

Note 11 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of May 31, 2019. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of May 31, 2019, the total amount segregated in connection with futures contracts and unfunded loan commitments was $15,068,201.
The unfunded loan commitments as of May 31, 2019, were as follows:

Borrower	Maturity Date	Face Amount*		Value
Acosta, Inc.	09/26/19		680,026	$399,087
Alexander Mann	12/16/24	GBP	1,250,000	192,985
Aspect Software, Inc.	07/15/23		211,650	2,951
Bullhorn, Inc.	11/21/22		83,345	7,258
Cypress Intermediate Holdings III, Inc.	04/27/22		1,250,000	89,741
Trader Interactive	06/15/23		115,385	–
Examworks Group, Inc.	01/27/23		1,500,000	92,609
Fortis Solutions Group LLC	12/15/23		377,272	18,215
Galls LLC	01/31/25		349,651	3,187
Galls LLC	01/31/24		27,632	2,801
Hostess Brands LLC	08/03/20		500,000	16,651
Lytx, Inc.	08/31/22		52,632	4,280
Ministry Brands LLC	12/02/22		94,470	472
MRI Software LLC	06/30/23		279,299	5,025
Nimbus Acquisition Topco Ltd.	07/15/20	GBP	500,000	17,744
Packaging Coordinators Midco, Inc.	07/01/21		1,500,000	78,125
SHO Holding I Corp.	10/27/21		186,000	10,552
SLR Consulting Ltd.	05/23/25	GBP	183,291	5,440
Solera LLC	03/03/21		1,687,390	83,448
WIRB - Copernicus Group, Inc.	08/15/22		606,621	2,222
				$1,032,793
* The face amount is denominated in U.S. dollars unless otherwise indicated.

GBP – British Pound

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 73

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

Note 12 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, 3.01% (1 Month USD LIBOR + 0.55%,
Rate Floor: 0.55%) due 03/15/19[1,2]	10/14/09	$5,384,675	$129,373
Beverages & More, Inc.
11.50% due 06/15/22	06/16/17	624,620	471,250
CNB Financial Corp.
5.75% due 10/15/26[3]	09/14/16	2,000,000	2,037,860
FDF I Ltd.
2015-1A, 7.50% due 11/12/30	04/22/16	987,548	988,758
FDF II Ltd.
2016-2A, 7.70% due 05/12/31	04/15/16	2,981,283	2,971,997
Highland Park CDO I Ltd.
2006-1A, 3.05% (3 Month USD LIBOR + 0.40%,
Rate Floor: 0.00%) due 11/25/51[1,4]	04/14/15	235,654	294,263
Mirabela Nickel Ltd.
9.50% due 06/24/19[2]	12/31/13	1,259,370	138,818
Princess Juliana International Airport
Operating Company N.V.
5.50% due 12/20/27	12/17/12	1,522,214	1,424,425
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48	11/27/13	464,594	406,996
		$15,459,958	$8,863,740

[1]
Variable rate security. Rate indicated is the rate effective at May 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security is in default of interest and/or principal obligations.
[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]	All or a portion of this security has been physically segregated in connection with futures contracts, reverse repurchase agreements or unfunded loan commitments.

Note 13 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 35,845,939 issued and outstanding.
Transactions in common shares were as follows:

	Year Ended	Year Ended
	May 31, 2019	May 31, 2018
Beginning Shares	27,733,512	20,751,418
Common shares issued through at-the-market offering	7,758,097	6,747,942
Shares issued through dividend reinvestment	354,330	234,152
Ending shares	35,845,939	27,733,512

74 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

On April 8, 2011, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allowed for the issuance of up to $100,000,000 of common shares. On December 16, 2011, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 4,875,670 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.
On October 23, 2013, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allowed for the issuance of up to $150,000,000 of common shares. On November 1, 2013, the Fund amended its at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 3,977,022 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.
On November 14, 2016, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allowed for the issuance of up to $125,000,000 of common shares. On December 7, 2016, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. for the sale of up to an additional 3,900,000 shares. On September 11, 2017, the Fund amended its at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 7,013,325 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.
On January 12, 2018, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $250,000,000 of common shares. On January 16, 2018, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 5,739,210 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On September 10, 2018, the Fund amended its at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 14,138,865 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.
For the year ended May 31, 2019, the Fund paid $90,423 for offering costs associated with the at-the market offerings, and will be responsible for additional offering costs in the future of up to 0.60% of the offering price of commons shares sold pursuant to the shelf registration statement.
Note 14 – Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. As of May 31, 2019, management has implemented the amendments to Regulation S-X, which did not have a material impact on the

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 75

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

Fund’s financial statements and related disclosures nor did it impact the Fund’s net assets or results of operations.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of May 31, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.
Note 15 – Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
Note 16 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events other than noted below that would require adjustment to or disclosure in the Fund’s financial statements.
On July 1, 2019, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $350,000,000 of common shares. On July 1, 2019, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 11,250,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.

76 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2019

To the Shareholders and Board of Trustees of Guggenheim Strategic Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Guggenheim Strategic Opportunities Fund (the “Fund”), including the schedule of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guggenheim Strategic Opportunities Fund at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
July 29, 2019

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 77

OTHER INFORMATION (Unaudited)	May 31, 2019

Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.
The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:
Of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2019, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2019, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified	Dividend	Qualified	Qualified
Dividend	Received	Interest	Short-Term
Income	Deduction	Income	Capital Gain
0.04%	0.04%	85.30%	100.00%

With respect to the taxable year ended May 31, 2019, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:
$2,339,604

78 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2019

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 4, 2019. Common shareholders voted on the election of Trustees. With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Jerry B. Farley	28,593,179	963,350	465,608
Ronald A. Nyberg	28,982,879	569,801	469,457
Ronald E. Toupin, Jr.	28,973,648	577,226	471,263

The other Trustees of the Fund not up for elections in 2019 are Randall C. Barnes, Donald A. Chubb, Jr., Roman Friedrich III and Amy J. Lee.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classifica -tion System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 79

OTHER INFORMATION (Unaudited) continued	May 31, 2019

Trustees
The Trustees of the Guggenheim Strategic Opportunities Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2007	Current: Private Investor (2001-present).	49	Current: Trustee, Purpose Investments Funds (2013-present).

Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
					Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2014	Current: Retired.	48	Former: Midland Care, Inc. (2011-2016).
			Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present).

					Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).

80 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2019

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2007	Current: Partner, Momkus LLC (2016-present).	49
Current: PPM Funds (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation- Linked Opportunities & Income Fund (2004-present); Western Asset Inflation- Linked Income Fund (2003-present).

			Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).

					Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2007	Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).	48	Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation- Linked Income Fund (2003-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

					Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 81

OTHER INFORMATION (Unaudited) continued	May 31, 2019

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
INTERESTED TRUSTEE:
Amy J. Lee***	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	48	None.
(1961)	Vice President	(Trustee)	(2018-present); President, certain other funds in the Fund Complex
	and Chief		(2017-present); Chief Legal Officer, certain other funds in the Fund Complex
	Legal Officer	Since 2014	(2014-present); Vice President, certain other funds in the Fund Complex
		(Chief Legal	(2007-present); Senior Managing Director, Guggenheim Investments
		Officer)	(2012-present).

		Since 2012	Former: President and Chief Executive Officer (2017-2018); Vice President,
		(Vice President)	Associate General Counsel and Assistant Secretary, Security Benefit Life
Insurance Company and Security Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a two-year concurrent with the class of Trustees for which he or she serves.
— Messrs. Barnes, Chubb, Friedrich and Ms. Lee are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2020.
— Messrs. Farley, Nyberg and Toupin are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2021.
***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

82 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2019

OFFICERS
The Officers of the Guggenheim Strategic Opportunities Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of	Principal Occupations
and Year of Birth	Trust	Time Served**	During Past Five Years
Officers:
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

Joanna M. Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2012-present).
Officer

Former: AML Officer, certain funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 83

OTHER INFORMATION (Unaudited) continued	May 31, 2019

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of	Principal Occupations
and Year of Birth	Trust	Time Served**	During Past Five Years
Officers continued:
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary
Adam J. Nelson (1979)	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van
Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone (1979)	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)			Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

84 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2019

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of	Principal Occupations
and Year of Birth	Trust	Time Served**	During Past Five Years
Officers continued:
Jon Szafran (1989)	Assistant Treasurer	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 85

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF)	May 31, 2019

Guggenheim Strategic Opportunities Fund (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, and makes and executes recommendations for the purchase and sale of securities for the Fund.
Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2019 (the “April Meeting”) and on May 21, 2019 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund and other information relevant to its evaluation of the Advisory Agreements.

86 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2019

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that although the Adviser delegated portfolio management responsibility to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.1 As a result, the Committee did not evaluate the services provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the

[1]
Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Advisory Agreements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 87

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2019

Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund.
The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on July 27, 2007 and its investment objective is to maximize total return through a combination of current income and capital appreciation. The Committee received data showing the Fund’s total return on a net asset

88 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2019

value (“NAV”) and market price basis for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2018, as well as total return based on NAV since inception.
The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe that generally invests greater than 10% in at least two of the following three investment categories: corporate bonds, asset-backed securities and bank loans, but excludes funds: (i) with generally less than 20% financial leverage; (ii) that generally invest at least 80% in one asset class, sector or country; (iii) that generally invest less than 50% in credit securities; (iv) that generally invest less than 80% in the U.S.; and (v) that generally invest less than 60% in below investment grade securities. The Committee noted that the peer group of funds consists of 9 other multi-sector bond closed-end funds, with 3 of 9 peers belonging to the same large fund family. The Committee also considered that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.
The Committee observed that the returns of the Fund ranked in the 1st, 1st and 11th percentiles of its peer group of funds on an NAV basis for the five-year, three-year and one-year periods ended December 31, 2018, respectively.
In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that the Fund’s performance during 2018, on a trailing 3-year and 5-year basis, and since inception has consistently exceeded that of peers and market benchmarks while delivering volatility which is in line with peers but with lower downside deviation and down-capture compared to market benchmarks, resulting in consistently superior risk-adjusted returns.
The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2018, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2018 and annualized for the three-year and since-inception periods ended December 31, 2018.
After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance was acceptable.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 89

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2019

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year,2 and the Fund’s net effective management fee and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds.
The Committee observed that the Fund’s contractual advisory fee based on average managed assets ranks in the second quartile (44th percentile) of its peer group; the Fund’s net effective management fee (representing the combined effective advisory fee and administration fee) on average net assets ranks in the first quartile (22nd percentile) of its peer group; and the Fund’s total net expense ratio (excluding interest expense) on average net assets ranks in the second quartile (33rd percentile) of its peer group. The Committee also took into account Guggenheim’s statement that the Fund is unique relative to other closed-end funds as it incorporates a variety of fixed income, equity and alternative strategies and that, although the Adviser has presented a peer group methodology, no other closed-end funds employ the Fund’s unique approach to investing and diversity of asset classes.
As part of its evaluation of the Fund’s advisory fee, the Committee considered how such fee compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to other types of accounts and differences between managing a closed-end fund as compared to an open-end fund. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks involved with the Fund as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, and the specific circumstances of, the Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients, respectively, with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

[2]
Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.

90 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2019

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2018, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2017. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fallout” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Committee also took into account the competitiveness of the Fund’s contractual advisory fee (based on average managed assets), which ranks in the second quartile of its peer group.
Based on the foregoing, the Committee determined that the Fund’s advisory fee was reasonable.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 91

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2019

Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.
With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.
Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Profits Realized by the SubAdviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

92 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2019

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 93

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2019

amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

94 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND INFORMATION	May 31, 2019

Board of Trustees

Randall C. Barnes

Donald A. Chubb, Jr.

Jerry B. Farley

Roman Friedrich III

Amy J. Lee*

Ronald A. Nyberg

Ronald E. Toupin, Jr.,
Chairman

* Trustee is an “interested person” (as defined
in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Fund because of
her position as President of the Investment
Adviser and Sub-Adviser.

Principal Executive Officers

Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 95

FUND INFORMATION continued	May 31, 2019

Privacy Principles of Guggenheim Strategic Opportunities Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Strategic Opportunities Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gof. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

96 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/19)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GOF-AR-0519

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached hereto as Exhibit (a)(1).
    (2) Not applicable.
    (3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley.  Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $95,235 and $63,446 for the fiscal years ended May 31, 2019, and May 31, 2018, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $51,850 for the fiscal years ended May 31, 2019, and May 31, 2018, respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $14,225 and $13,932 for the fiscal years ended May 31, 2019, and May 31, 2018, respectively.
The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ended May 31, 2019, and May 31, 2018, respectively.
The registrant’s principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

 V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis

o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.
(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $14,225 and $73,925 for the fiscal years ended May 31, 2019, and May 31, 2018, respectively.
(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Donald A. Chubb; Jerry B. Farley; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  Guggenheim’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2019:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2007	Guggenheim Partners Investment Management, LLC: Global CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.

Anne B. Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2007	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–Present.

Steven Brown – Managing Director	2017
Guggenheim Partners Investment Management, LLC -  Managing Director – 2016 to Present; Guggenheim Partners Investment Management, LLC – Director 2014 to 2016; Guggenheim Partners Investment Management, LLC – Vice President 2013 to 2014; Senior Associate 2012 to 2013.

Adam Bloch – Director	2018
Guggenheim Partners Investment Management, LLC: Director – 2015-Present; Vice President – 2014-2015; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch: Associate – 2011-2012.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2019:

Scott Minerd:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	16	$23,726,653,295	0	$0
Other pooled investment vehicles	61	$16,256,726,380	32	$7,579,287,614
Other accounts	124	$151,353,830,827	9	$1,078,923,616

Anne B. Walsh:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	20	$28,419,866,828	0	$0
Other pooled investment vehicles	5	$3,120,608,880	2	$2,261,250,991
Other accounts	84	$143,498,419,905	4	$270,336,271

Steven Brown:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	15	$25,672,506,678	0	$0
Other pooled investment vehicles	5	$3,120,608,880	2	$2,261,250,991
Other accounts	21	$13,242,118,371	4	$270,336,271

Adam Bloch:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	21	$25,816,630,849	0	$0
Other pooled investment vehicles	5	$3,120,608,880	2	$2,261,250,991
Other accounts	21	$13,242,118,371	4	$270,336,271

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2019:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	$50,001 - $100,000
Anne B. Walsh	$100,001-$500,000
Steven Brown	None
Adam Bloch	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable

Item 13.  Exhibits.
(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)  Not applicable.
(b)      Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)      Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Strategic Opportunities Fund
By:        /s/  Brian Binder
Name:   Brian Binder
Title:     President and Chief Executive Officer
Date:     August 8, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:         /s/  Brian Binder
Name:    Brian Binder
Title:      President and Chief Executive Officer
Date:      August 8, 2019
By:          /s/ John L. Sullivan
Name:    John L. Sullivan
Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:      August 8, 2019